InnovExplo – Consulting Firm, Mines & Exploration
560-B, 3rd Avenue, Val-d'Or, Québec, Canada, J9P 1S4
Telephone: (819) 874-0447
Facsimile: (819) 874-0379
Toll-free: 1-866-749-8140
Email: info@innovexplo.com
Web site: www.innovexplo.com

TECHNICAL REPORT ON THE EAST WIND PROPERTY
(according to Regulation 43-101 and Form 43-101F1)

Project Location

Noyon, Cavelier, Vezza, Galinée, Le Tardif and Comporte Townships
Province of Quebec, Canada
(NTS: 32F/11 and 32F/12)
UTM 310 000 mE, 5 496 000 mN)
NAD 83 Zone 18

Prepared for

M45 Mining Resources Inc.
1212, Redpath Crescent
Suite 401
Montréal (Québec) H3G 2K1

Prepared by:

Bruno Turcotte, M. Sc., P. Geo (OGQ no.453)
InnovExplo – Consulting Firm
Val-d'Or (Québec)
E-mail: bruno.turcotte@innovexplo.com

October 5th, 2007

TABLE OF CONTENTS

LIST OF FIGURES

LIST OF TABLES

LIST OF APPENDICES

1.0 SUMMARY *(Item 3)*

InnovExplo Inc. ("InnovExplo") was mandated in July 2007 by Jean-Claude Dentinger, representative of M45 Mining Resources ("M45" or "the issuer"), to complete a project evaluation and Technical Report ("the report") in compliance with Regulation 43-101 and Form 43-101F1 on the East Wind property ("the property") in the vicinity of Matagami, Quebec, Canada. The issuer, M45 Mining Resources Inc, is an American mineral exploration company that is publicly traded on the OTC Bulletin Board under the symbol "MRES.OB" (Other OTC BB: MRES.OB). InnovExplo is an independent mines and exploration consulting firm based in Val-d'Or (Quebec).

The author, Bruno Turcotte, M.Sc., P.Geo. (OGQ no.453), completed the report. Mr. Turcotte reviewed previous surveys and data, and all other relevant information judged adequate and reliable. The report was prepared under the supervision of Alain Carrier, M.Sc., P.Geo. (OGQ no.281). The author is a Qualified and Independent Person as defined by Regulation 43-101. InnovExplo's technical support was provided by Marcel Naud and editing by Thérèse Vincent. Bruno Turcotte and Pierre E. Gauthier, both from InnovExplo, carried out a site visit on the East Wind property on April 26, 2007.

The East Wind property is approximately 25 km south of the town of Matagami, Quebec, and is covered by NTS map sheets 32F/11 and 32F/12. The project is located in the Noyon, Cavelier, Vezza, Galinée, Le Tardif and Comporte townships approximately 250 km north of the town of Val-d'Or, Quebec. The approximate geographic centre of the study area is at longitude 310 000mE and latitude 5 496 000mN (UTM coordinate, NAD83, Zone 18).

Claim status was supplied by Jean-Claude Dentinger, representative of M45 Mining Resources Inc., and verified using GESTIM, the Quebec government's claims management system available from the *Ministère des Ressources Naturelles, de la Faune et des Parcs*, and accessible via the internet at http://gestim.mines.gouv.qc.ca.

The East Wind property represents an area of 8,935.73 hectares covered by one hundred and sixty (160) mining titles. The 160 mining titles are divided into three (3) groups and one isolated mining title: the East Wind no.1 Block, comprising fifty-two (52) designated cells and covering 2,904.04 hectares; the East Wind no.2 Block consisting of ten (10) designated cells and covering 558.45 hectares; and the East Wind no.3 Block , comprising ninety-seven (97) designated cells and covering 5,417.35 hectares.

In GESTIM, the fifty-two (52) mining titles of the East Wind no.1 Block, the ten (10) mining titles of the East Wind no.2 Block, and one isolated mining title are 100% registered to M45 Mining Resources Inc, and forty-seven (47) mining titles of the East Wind no.3 Block are 100% registered to Jean-Claude Dentinger and fifty (50) mining titles of the East Wind no.3 Block are 100% registered to M45 Mining Resources Inc.

According to Jean-Claude Dentinger, representative of M45 Mining Resources Inc., all mining titles owned by Jean-Claude Dentinger will be transferred to M45 Mining Resources Inc. without any royalties.

Minor constraints to exploration works are specified on GESTIM map in the East Wind no.1 Block (Cells 2046594 to 2046597). These constraints are related to potential hydroelectric development of the Soscumica-Matagami reservoir by Hydro-Quebec (order 241-86 in effect since March 26, 1986). Mining exploration is allowed on those reserved lands under specific

conditions since there is still no hydroelectric development project announced by Hydro-Quebec in the Soscumica-Matagami reservoir.

The East Wind property lies within the northernmost volcanic sequence of the Abitibi greenstone belt in the southeastern Archean Superior Province. The Abitibi greenstone belt comprises a complex association of volcano-sedimentary assemblages and adjacent plutonic–gneissic terranes that underlie an area of approximately 700x300 km.

The property is in the central part of the Northern Volcanic Zone. This sector of the volcanic zone comprises two poorly exposed but extensive linear sedimentary units (cycle 1 north and south) consisting of a graded bedded facies sequence, with minor banded iron formation and chert, and a resedimented conglomerate facies sequence. Both sedimentary units overlie and interdigitate with rocks of volcanic cycle 1. The northern sedimentary unit, referred as the Taibi Group in the west, consists of a 7-km-thick sequence of chemical and detrital sedimentary rocks.

The East Wind property is at an early stage of exploration and the East Wind blocks are at the grassroots stage. A review of the available data and assessment reports for the property reveal that although only one occurrence was discovered, many characteristics of the area underscore a good potential for lode-gold and volcanogenic massive sulphide (VMS) deposits.

The East Wind property is characterized by a geological setting similar to the Casa Berardi, Douay, Vezza and Northway deposits. These gold deposits are associated with a regional tectonic zone, the Cameron deformation corridor. The Cameron zone is located south of the East Wind property.

In addition, Hecla Mining Company of Canada identified some anomalous zinc rock values associated with gold showings from diamond drill holes on the East-Wind no.1 Block, which also support a potential for VMS mineralization.

Furthermore, the East property is in the central part of the Northern Volcanic Zone of the Abitibi greenstone belt and is thus spatially associated with the Cameron deformation corridor. The corridor hosts numerous gold deposits, such as Vezza, Discovery and Flordin, as well as two base metal deposits, Grevet B and Langlois.

Finally, the north part of the East Wind no.3 Block represents a good area to discover vanadium, platinum-palladium, and/or nickel-copper-platinum-palladium mineralization.

A thorough geological evaluation is needed to assess more accurately the true potential of each block. An exhaustive compilation of geological and geoscience data for the entire East Wind property will be necessary.

InnovExplo therefore recommends a major exploration program on the East Wind property. InnovExplo declares that the character of the property is of sufficient merit to justify the proposed program.

The proposed exploration program is divided into two (2) phases. The second phase is conditional on the success and quality of targets generated during the first phase. Phase 1 is estimated at $333,500 and Phase 2 at $1,183,350, for a grand total of $1,516,850.

For Phase 1 of the program, InnovExplo recommends:

- A detailed compilation of geoscience data (GIS);
- The creation of a Gemcom drill hole database for previously drilled areas (generation of cross-sections, plan views and longitudinal views if required);
- Airborne geophysical surveying, including magnetic, time-domain electromagnetic (MegaTEM, VTEM or equivalent method) components and an optional radiometric component, using real-time GPS localization and flight lines spaced at 150 m for a total of 1,500 line-km;
- Geochemical, geophysical and geological studies, including interpretation, target generation, recommendations and reporting.

Phase 2 consists of a provision of 6,000 m of drilling for follow-up work on results generated by Phase 1.

2.0 INTRODUCTION AND TERMS OF REFERENCE *(Item 4)*

InnovExplo Inc. ("InnovExplo") was mandated in July 2007 by Jean-Claude Dentinger, representative of M45 Mining Resources ("M45" or "the issuer"), to complete a project evaluation and Technical Report ("the report") in compliance with Regulation 43-101 and Form 43-101F1 on the East Wind property ("the property") in the vicinity of Matagami, Quebec, Canada. The issuer, M45 Mining Resources Inc, is an American mineral exploration company that is publicly traded on the OTC Bulletin Board under the symbol "MRES.OB" (Other OTC BB: MRES.OB). InnovExplo is an independent mines and exploration consulting firm based in Val-d'Or (Quebec).

The purpose of the report was to plan an exploration program on M45's East Wind property near Matagami, and to present the results of the author's geological review of the project.

InnovExplo has reviewed the data provided by the issuer and/or by its agents. InnovExplo has also reviewed other information sources, such as government databases that handle assessment work and mining title status.

The author, Bruno Turcotte, M.Sc., P.Geo. (OGQ no.453), completed the report. Mr. Turcotte reviewed previous surveys and data, and all other relevant information judged adequate and reliable. The report was prepared under the supervision of Alain Carrier, M.Sc., P.Geo. (OGQ no.281). The author is a Qualified and Independent Person as defined by Regulation 43-101. InnovExplo's technical support was provided by Marcel Naud and editing by Thérèse Vincent. Venetia Bodycomb of Vee Geoservices provided the linguistic revision.

Bruno Turcotte and Pierre E. Gauthier, both from InnovExplo, carried out a site visit at the East Wind property on April 26, 2007. The author has a good understanding of mineral deposit exploration models in Archean terranes.

InnovExplo conducted a review and appraisal of the information used in the preparation of this report and believes that such information, including the information used to prepare the conclusions and recommendations, is valid and appropriate considering the status of the project and the purpose for which the report is prepared. The author has fully researched and documented the conclusions and recommendations made in this report.

3.0 RELIANCE ON OTHER EXPERTS (Item 5)

The author, a Qualified and Independent Person as defined by Regulation 43-101, was mandated by the issuer to study technical documentation, to visit the property, and to recommend a work program if warranted. The author reviewed the mining titles, their status, related agreements, and any technical data supplied to it by the issuer (or its agents) or collected from public technical information sources.

Documentation for the mining titles and the present status of the East Wind property titles was supplied by Jean-Claude Dentinger, representative of M45 Mining Resources Inc. InnovExplo is not qualified to express a legal opinion with respect to the property titles, current ownership or possible encumbrance status.

Many of the geological and technical reports that cover the property area were written prior to the implementation of National Instrument 43-101 in 2001, and Regulation 43-101 in 2005. The authors of such reports appear to be qualified, and the information was prepared according to standards that were acceptable to the exploration community at the time. In some cases, the data is incomplete and does not fully meet the present requirements of Regulation 43-101. The author cannot take responsibility for the information provided by such sources, but has no reason to believe that the information used in the preparation of this report is invalid or contains misrepresentations.

The author believes that the information used in the preparation of this report, as well for its conclusions and recommendations, is valid and appropriate considering the status of the project and the purpose for which the report is prepared. The project technical data is judged to be appropriate for a reasonable progressive economic mineral evaluation of the project.

The author, by virtue of his technical review of the project's exploration potential, affirms that the work program and recommendations are in accordance with Regulation 43-101 and CIM technical standards.

4.0 PROPERTY DESCRIPTION AND LOCATION *(Item 6)*

4.1 Location

The East Wind property is approximately 25 km south of the town of Matagami, Quebec, and is covered by NTS map sheets 32F/11 and 32F/12 (Figure 4.1). The project is located in the Noyon, Cavelier, Vezza, Galinée, Le Tardif and Comporte townships approximately 250 km north of the town of Val-d'Or, Quebec. The approximate geographic centre of the study area is at longitude 310 000mE and latitude 5 496 000mN (UTM coordinate, NAD83, Zone 18).

4.2 Claim Status

Claim status was supplied by Jean-Claude Dentinger, representative of M45 Mining Resources Inc., and verified using GESTIM, the Quebec government's claims management system available from the *Ministère des Ressources Naturelles, de la Faune et des Parcs*, and accessible via the internet at http://gestim.mines.gouv.qc.ca.

The East Wind property represents an area of 8,935.73 hectares covered by one hundred and sixty (160) mining titles (Figs. 4.2 and 4.3). The 160 mining titles are divided into three (3) groups and one isolated mining title: the East Wind no.1 Block (Fig. 4.2), comprising fifty-two (52) designated cells and covering 2,904.04 hectares; the East Wind no.2 Block (Fig. 4.2) consisting of ten (10) designated cells and covering 558.45 hectares; and the East Wind no.3 Block (Fig. 4.3), comprising ninety-seven (97) designated cells and covering 5,417.35 hectares.

In GESTIM, the fifty-two (52) mining titles of the East Wind no.1 Block (Fig. 4.2), the ten (10) mining titles of the East Wind no.2 Block, and one isolated mining title are 100% registered to M45 Mining Resources Inc, and forty-seven (47) mining titles of the East Wind no.3 Block (Fig. 4.3) are 100% registered to Jean-Claude Dentinger and fifty (50) mining titles of the East Wind no.3 Block are 100% registered to M45 Mining Resources Inc.

According to Jean-Claude Dentinger, representative of M45 Mining Resources Inc., all mining titles owned by Jean-Claude Dentinger will be transferred to M45 Mining Resources Inc. without any royalties.

4.3 Environment

Minor constraints to exploration works are specified on GESTIM map in the East Wind no.1 Block (Fig. 4.2; Cells 2046594 to 2046597). These constraints are related to potential hydroelectric development of the Soscumica-Matagami reservoir by Hydro-Quebec (order 241-86 in effect since March 26, 1986). Mining exploration is allowed on those reserved lands under specific conditions since there is still no hydroelectric development project announced by Hydro-Quebec in the Soscumica-Matagami reservoir.


EAST WIND PROJECT
LOCATION MAP
N
East Wind
Matagami
Quevillon
Val-d'Or
Kuujjuaq
Schefferville
Goose Bay
Sept-Iles
Quebec
Mont-Laurier
Ottawa
Montreal
Fredericton
Charlottetown
Saint John
Halifax
United States
0 100 200
Km
September 20th, 2007
75° W
70° W
65° W
60° W

Figure 4.1 – Map showing the project's location in the Province of Quebec


East Wind no.1 Block
East Wind no.2 Block
109
5 500 000 mN
5 490 000 mN
295 000 mE
300 000 mE
305 000 mE
310 000 mE
Cavelier Township
Vezza Township
Galinée Township
Noyon Township
Veza Township
Noyon Township
0
1.5
3
kilometers
Minor mining restriction. The mining exploration is allowed under specific conditions (Possibility of hydroelectric development area by Hydro-Quebec)
M45
Mining Resources Inc.
Claims map - East Wind no.1 and no.2 Blocks - East Wind Property
InnovExplo
Projection NAD83 Zone 18

Figure 4.2 – Claim map for the East Wind Property showing the location of Block no.1 and Block no.2


5 500 000 mN
5 495 000 mN
5 490 000 mN
320 000 mE
325 000 mE
Bell River
Bell River
Gallinee Township
Noyon Township
Comporte Township
Le Tardif Township
32E/11
0
1.5
3
kilometers
M45
MINING RESOURCES INC.
Claims map - East Wind no.3 Block
East Wind Property
InnovExplo
Projection NAD83 Zone 18

Figure 4.3 – Claim map of the East Wind Property showing the location of Block no.3

5.0 ACCESSIBILITY, CLIMATE, LOCAL RESOURCES, INFRASTRUCTURE AND PHYSIOGRAPHY *(Item 7)*

The town of Matagami (Figs. 4.1 and 5.1) was founded in 1963 and lies approximately 250 km north of Val-d'Or (Fig. 4.1). Its establishment was based on the development of a new mining centre. It was of one of the last Canadian mining boomtowns, carved from the wilderness during the early 1960s following the discovery of the Mattagami Lake deposit in 1957. Mining is the mainstay of the local economy, and has continued, almost uninterrupted, since 1963. Matagami is a source of quality manpower and is a place where firms can hire reliable, qualified and experienced staff. Electric power is assumed by Hydro-Quebec. There is an ample supply of water for processing. Water can be sourced from rivers or lakes.

.

The East Wind property is accessible via provincial highway 109 and an all-weather gravel road (R-1005) linking the town of Matagami to the town of Lebel-sur-Quévillon. Access to the East Wind property is possible via several bush roads. Matagami has a municipal airport that can be accessed by charter aircraft. The nearest airport with scheduled flights from Montreal is at Val-d'Or or Rouyn-Noranda.

The Matagami area is generally flat with minor local relief. However, subsurface topography is variable and local troughs have been filled with glacial till and lacustrine sediments. Pleistocene clays capping the Quaternary sequence afford little permeability, and the region is poorly drained and quite swampy as a consequence. The Allard and Bell Rivers cross the East Wind property.

Boreal forest consisting primarily of black spruce, balsam fir, tamarack, birch and poplar dominates the landscape. Peat bogs characterize the more swampy areas. The forest surrounding the property was logged in the past and is now mainly covered by juvenile second growth.

Matagami has a Nordic climate that is characterized by four distinct seasons including a long winter. Temperature extremes (-45°C to +35°C) and moderate to high precipitation are typical. Work can be carried out year-round, although the winter months are best for exploration work, particularly for drilling and ground geophysics. Lake ice begins to form in late October and melts in late May.


Matagami
Matagami-Station
CAVELIER
GALINÉE
COMPORTE
NOYON
LE TARDIF
East Wind no.1 Block
East Wind no.2 Block
East Wind no.3 Block
M45
Mining Resources Inc.
Topography and Accessibility
InnovExplo

Figure 5.1 – Topography and accessibility of the East Wind Property

6.0 HISTORY *(Item 8)*

The first geological expedition reported in the region of the East Wind property was carried out by Robert Bell in 1895 (Bell, 1896) when he explored the Harricana and Bell Rivers. The first geological map was published by J. A. Bancroft in 1912. Bancroft mapped the Allard and Bell rivers, and identified the Marest batholith and the Bell River anorthositic complex. Other geological studies in the region were carried out by Tanton (1915), Norman (1936), Douglas (1936), Freeman and Black (1944), Maurice (1950), and Béland (1950; 1953). In 1985, Beaumier et al. (1985) mapped the northern part of NTS map sheet 32F/12 at a scale of 1:50,000. Beaudry and Gaucher (1986) mapped the northern part of the East Wind property at a scale of 1:20,000, including part of the Vezza, Noyon and Le Tardif townships. Dussault (1990) carried out a 1:20,000 scale geological survey for NTS map sheets 32F/05, 32F/06, 32F/11 and 32F/12. This geological survey covered the Vezza, Noyon and Le Tardif townships, the southern part of the Comporte Township, and the southwestern part of the Noyelles Township.

Exploration in this area was spurred on by the discovery of several gold deposits in 1983 (including Inco's Golden Night and Douay deposits), followed by the Vezza deposit in 1987 and the Northway deposit in 1988. During that time, gold companies performed a lot of exploration work.

Due to budgetary and time constraints, the author was unable to conduct a comprehensive compilation of all reports for the East Wind property. A query using the SIGEOM Examine database engine of the *Ministère des Ressources naturelles du Québec* indicates that a lot of exploration work was carried out on the East Wind property (refer to Table 6.1 for a summary), but a more thorough compilation of previous work is recommended before starting any exploration activity. M45 Mining Resources has not performed any work to date on the East Wind property.

Table 6.1 – Review of the exploration work history on the East Wind property

Year	Company	Work description	Results	East Wind Property Area	Reference
1985	Hecla Mining Company of Canada	Ground magnetic, EMH and VLF survey	Some geophysical anomalies	East Wind no.1 Block (Cells: 2047037 to 2047040; 2046591 to 2046594)	GM 42400
1986	Hecla Mining Company of Canada	Diamond drilling	DDH: 1.34 g/t Au over 0.80 meter	East Wind no.1 Block (Cells: 2046591 and 2046592	GM 45379
1986	Exploration Noranda Ltée	Ground EM survey, Ground magnetic survey	Several EM anomalies	East Wind no.3 Block (Cells: 2046926 to 2046933, 2046935, 2061369 to 2061387, 2063906 to 2063948)	GM 45005
1986	Exploration Noranda Ltée	Ground I.P. Survey	Several I.P. anomalies	East Wind no.1 Block (Cells: 2046605 to 2046607; 2046612 to 2046614	GM 44671
1987	Dundee-Palliser Resources Inc. North American Rare Metals Ltd	Ground MaxMin and magnetic surveys	Some geophysical anomalies	East Wind no.1 Block (Cells: 2046913 to 2046916; 2047037 to 2047040)	GM 44650
1987	Dundee-Palliser Resources Inc. North American Rare Metals Ltd	Heliborne geophysical survey (magnetic, gradiometric, EM and VLF survey)	Some geophysical anomalies	East Wind no.1 Block (Cells: 2047037 to 2047045; 20446591 to 2046606; 2046612 to 2046614	GM 46425
1987	Cominco Ltd	Combined helicopter borne, magnetic, electromagnetic and VLF survey	Several geophysical anomalies	East Wind no.1 Block (Cells: 2047041 to 204742; 2046600 to 2046601; 2047044 to 2047050; 2046606 to 2046611	GM 45193
1987	Société d'exploration minière Vior inc.	Ground EM survey Ground magnetic survey	Six (6) EM anomalies Magnetic anomalies	East Wind no.2 Block (Cells: 2046917, 2046922, 2046936 to 2046939)	GM 44804 – GM 44805
1987	Explorations Noranda Ltée	Ground I.P. survey	Ten (10) I.P. anomalies could be tested by diamond drilling	East Wind no.3 Block (Cells: 2046926 to 2046933, 2046935, 2061369 to 2061387, 2063906 to 2063948)	GM 45006
1988	Explorations Noranda Ltée	Diamond drilling	Silver anomalous values in rock from diamond drill holes	East Wind no.3 Block (Cells: 2063926, 2063930, 2063938, 2063944)	GM 46879

Year	Company	Work description	Results	East Wind Property Area	Reference
1988	Claims Ferderber	Airborne magnetic and VLF-electromagnetic survey	Some geophysical anomalies	East Wind no.1 Block (Cells: 2046908 to 2046916, 2047037, 2047040)	GM 46694
1988	Cominco Ltd	Diamond drilling	Gold anomalous values in rock from diamond drill holes	East Wind no.1 Block (Cells: 2047041, 2047048, 2047052)	GM 47945
1989	Hecla Mining Company of Canada	Ground I.P. survey	Some I. P. anomalies	East Wind no.1 Block (Cells: 2047037 to 2047040; 2046591 to 2046594)	GM 48778
1990	Dundee-Palliser Resources Inc. North American Rare Metals Ltd Agnico-Eagles Ltd	Reverse circulation drilling	Some Gold anomalies within till	East Wind no.1 Block (Cells: 2046908 to 2946916)	GM 49919
1990	Total Energold Corporation	Combined helicopter borne magnetic, electromagnetic and VLF survey	Some geophysical anomalies	East Wind no.1 Block (Cells: 2046908 to 2946916; 2947041 to 2047042)	GM 49749
1995	Ressources Diabex	Ground I.P. survey	Some I.P anomalies	East Wind no.1 Block (Cells: 2047051 to 2047054)	GM 53589
1995	Ressources Diabex	Diamond drilling	Gold anomalous values in rock from diamond drill holes	East Wind no.1 Block (Cell: 2047052)	GM 53590
1995	SOQUEM	Geosciences compilation works	Gold mineralization could be observed within chlorite-sericite schists associated with felsic intrusions	East Wind no.1 Block (Cells: 2047041 to 204742; 2046600 to 2046601; 2047044 to 2047050; 2046606 to 2046611	GM 53414
1996	Minéraux Lehigh inc., Minière Hodorek inc., Shield Geophysics	Airborne magnetic and GEOTEM multicoil electromagnetic	Some geophysical anomalies	East Wind no.1 Block (Cells: 3047037 to 2047046; 2046591 to 2046607; 2046612 to 2046615	GM 55939 - 55940
1996	Mines Agnico-Eagles Ltée	Ground I. P. and magnetic survey	Some geophysical anomalies	East Wind no.1 Block (Cells: 2046591 to 2046393; 2047037 to 2047040)	GM 54046
1997	SOQUEM	Ground I. P. survey	Some I. P. anomalies	East Wind no.1 Block (Cells:	GM 54941

Year	Company	Work description	Results	East Wind Property Area	Reference
				204608 to 204611; 2047047 to 2047050)	
1997	SOQUEM	Diamond drilling	1.31 g/t Au over one meter (DDH: CG-96-05)	East Wind no.1 Block (Cells: 2047041; 204754; 2046610)	GM 55557
1998	SOQUEM	Ground magnetic survey	One magnetic anomaly	East Wind no.2 Block (Cells: 2046917, 2046922, 2046936 to 2046938)	GM 56172
1998	Mines Agnico-Eagles Ltée	Diamond drilling	Gold anomalous values in rock from diamond drill holes	East Wind no.1 Block (Cells: 2046916, 2047037, 2047040)	GM 56070
1999	SOQUEM	Ground I.P. survey	Two (2) I.P. anomalies could be tested by diamond drilling	East Wind no.2 (Cell 2046922)	GM 56473
2000	Gowest Amalgamated Resources Inc.	Ground magnetic and electromagnetic (Maxmin II) surveys Diamond drilling	5.29 g/t Au over 0.40 meter (DDH: 20-04)	East Wind no.1 Block (Cell: 2047040)	GM 57993

7.0 GEOLOGICAL SETTING *(Item 9)*

7.1 Regional Geological Setting

The East Wind property is underlain by rocks of the northernmost volcanic sequence of the Abitibi greenstone belt (Fig. 7.1). The Abitibi greenstone belt comprises a complex association of volcano-sedimentary assemblages and adjacent plutonic–gneissic terranes that underlie an area approximately 700x300 km in the southeastern Archean Superior Province (Mueller and Donaldson, 1992). Goodwin and Ridler (1970) first subdivided the Abitibi greenstone belt into northern and southern volcanic zones separated by a broad axial zone. Dimroth et al. (1982) subsequently divided the Abitibi belt into a northern internal zone and a southern external zone based on observations of fundamental differences in stratigraphic thicknesses and rock type abundances. The Abitibi greenstone belt was subsequently subdivided by Ludden et al. (1986) into a Northern volcanic zone, a Central granite-gneiss zone and a Southern volcanic zone. Finally, Chown et al. (1992) divided the Abitibi Subprovince into a Northern Volcanic Zone, which includes the entire northern part of the Abitibi Subprovince, and a Southern Volcanic Zone on the basis of distinct volcano-sedimentary successions, related plutonic suites, and precise U-Pb age determinations. Separating the Northern Volcanic Zone and the Southern Volcanic Zone is the Destor-Porcupine-Manneville tectonic zone (Chown et al. 1992), which has been defined as the collision zone between two volcanic arcs (Mueller et al. 1996).


Opatica Subprovince
Abitibi Subprovince
Northern Volcanic Zone
Polycyclic
Monocyclic
Southern Volcanic Zone
Pontiac Subprovince
80°
78°
76°
74°
50°
49°
48°
Ba
Chibougamau
DLC
Op
Cb
Mu
Matagami
Dc
Ol
BRC
Wa
Re
Lp
Sa
Mn
Mi
Fr
He
Quévillon
Grenville Front
Ab
La Sarre
Pa
Ta
Be
Mg
Amos
Fv
Rouyn-Noranda
La
Pontiac Sediments
Val-d'Or
Senneterre
CANADA
Québec
U.S.A.
Proterozoic rocks
Granitoid rocks
Stratiform intrusion
Sedimentary cycle 2
Polycyclic volcanic segment
Sedimentary cycle 1
Monocyclic volcanic segment
0 25 50 75 100 km

Figure 7.1 – Divisions of the Abitibi Subprovince (Modified from Chown et al. 1992)

The Northern Volcanic Zone is characterized by subaqueous basalts, central volcanic complexes that are cored by first generation plutons, and linear east-trending sedimentary basins. Contrasting volcano-sedimentary and stratigraphic relationships within the Northern Volcanic Zone allow it to be subdivided into two segments, the Monocyclic Volcanic Segment

and the Polycyclic Volcanic Segment (Chown et al. 1992). These subdivisions of the Northern Volcanic Zone are based on the identification of mafic-felsic volcanic cycles and their association with sedimentary assemblages. The Monocyclic Volcanic Segment consists of an extensive subaqueous basalt plain with scattered felsic volcanic complexes (2730–2755 Ma), interstratified with or overlain by linear volcaniclastic sedimentary basins. In contrast, the Polycyclic Volcanic Segment represents the formation of a second mafic-felsic cycle prior to the development of a sedimentary cycle (Fig. 7.2)


Polycyclic Volcanic Segment
km
12
10
8
7
6
4
2
0
Sedimenatary cycle 2
Volcanic cycle 2
Volcanic cycle 1
Linear sedimentary basin
Epiclastic and volcaniclastic sediments, locally interstratified with shoshonitic lava flows
Epiclastic sediments with abundant plutonic detritus (absence of iron-formation)
Unconformity
Felsic centre formed on emerging shield volcanoes
Subaqueous basalt plain with development of shield volcanoes
Subaqueous felsic volcanic centre
Subaqueous basalt plain (ocean floor)
Tonalitic gneiss and synvolcanic plutons
Monocyclic Volcanic Segment
km
4
2
0
Volcanic cycle 1
Sedimentary cycle 1
Linear sedimentary basin
Volcaniclastic sediments, iron-formation and minor pyroclastites, absence of plutonic detritus
Mafic-felsic volcanic centre (basalts, felsic lavas, pyroclastites, volcaniclastic sediments)
Subaqueous basalt plain (ocean floor)
Massive, brecciated, and pillowed basalts, gabbro sills
Tonalitic gneiss and synvolcanic plutons

Figure 7.2 – Stratigraphic successions in the Northern Volcanic Zone (from Chown et al. 1992)

The sedimentary rocks of the Abitibi greenstone belt are generally interstratified with, or overlie, volcanic assemblages (Mueller et al. 1989). The Abitibi greenstone belt provides a record of four basin-forming events referred to as sedimentary cycles (Mueller and Donaldson, 1992; Fig. 7.3). Two distinct episodes of sedimentation were confirmed in the Northern Volcanic Zone. Older (cycle 1) sedimentary strata, deposited before 2720 Ma, are associated with volcanic cycle 1 (2730–2735 Ma). The basins filled by these sediments occupy the central part of the Northern Volcanic Zone (Fig. 7.3). Younger (cycle 2) sedimentary strata with probable ages of 2715–2705 Ma formed after two mafic-volcanic cycles (Mueller et al. 1989). These strata are restricted to the northern part of the Northern Volcanic Zone (Fig. 7.3).

The Southern Volcanic Zone has two distinct phases of sedimentary deposition, both of which are closely associated with major east-trending faults (Fig. 7.3): (1) a cycle 3 sedimentary event that has been associated with the Blake River Group of Rouyn-Noranda (Dimroth et al. 1982) and the Upper Tisdale Group (Pyke 1982; Jensen and Langford, 1985) to the west in Timmins; and (2) a cycle 4 sedimentary event known as Timiskaming (Cooke and Moorehouse, 1969) or Timiskaming-type (Rocheleau 1980; Mueller et al. 1992). Furthermore, basins to the north (Caste Formation; Dimroth et al., 1982) and east of Val-d'Or (Trivio and Garden Island groups; Rocheleau 1990) display similar facies associations to cycle 3 and may possibly be lateral equivalents, but their stratigraphic positions remain enigmatic (refer to Marquis and Goulet, 1987).

The four groups of sedimentary basins are characterized by facies associations reflecting settings in deep water or below the storm wave-base (cycles 1 and 3), as well as subaerial to shallow marine or lacustrine environments (cycles 2 and 4; Mueller and Donaldson, 1992). Volcanic activity occurred locally within these basins.


LOCATION
QUÉBEC
Ontario Québec
Matagami
Chibougamau
Desmaraisville
cycle 1 north
cycle 1 south
Quévillon
Timmins
Duparquet
DPFZ
Rouyn-Noranda
Kirkland Lake
Pontiac sediments
Val-d'Or
CLLFZ
GRENVILLE PROVINCE
0 50 100 km
Archean sequence
Volcanic rocks
Granitoid rocks
Proterozoic cover
Sedimentary cycles
Cycle 1 (> 2720 Ma)
Cycle 2 (2715-2705 Ma)
Cycle 3 (2700-2687 Ma)
Cycle 4 (2685-2675 Ma)
A to F Study areas
DPFZ Destor-Porcupine fault zone
CLLFZ Cadillac-Larder Lake fault zone

Figure 7.3 – Sedimentary cycles belonging to the Southern Volcanic Zone and the Northern Volcanic Zone (modified from Mueller and Donaldson, 1992)

7.2 Local Geological Setting

The East Wind property is in the central part of the Northern Volcanic Zone. This sector is underlain by two poorly exposed but extensive linear sedimentary units (Fig. 7.3: cycle 1 north and south). The units consist of a graded bedded facies sequence with minor banded iron formation and chert, and a resedimented conglomerate facies sequence (Mueller and Donaldson, 1992). Both sedimentary units overlie and interdigitate with volcanic cycle 1. The northern sedimentary unit, referred as the Taibi Group in the west, consists of a 7-km-thick chemical and detrital sedimentary sequence (Dussault, 1990).

The Taibi Group (Fig. 7.4) comprises layered siltstone, sandstone, mudstone, polygenic conglomerate and banded iron formation. These banded iron formations commonly occupy the finer grained divisions of the Bouma sequence (Mueller and Donaldson, 1992). In places, banded iron formations are intercalated with shaley sediments or volcaniclastic deposits. Banded iron formations commonly occur with turbidite rocks. The Taibi Group includes 10–20% intermediate to basaltic lava flows (Dussault, 1990). The sedimentary rocks are oriented in a WNW to ESE direction with a subvertical dip to the south.

The geology north of the Taibi Group is characterized by subaqueously deposited volcanic rocks subjected to dominantly greenschist facies metamorphism and folded to form the Galinée anticline (a broad, regional-scale, west-dipping, and east-west-trending structure). The basal Watson Lake Group consists of predominantly felsic lavas, whereas the overlying Wabassee Group (Fig. 7.4) comprises mafic lavas (Sharpe, 1968). The lower part of the Watson Lake Group is cut by the River Bell Complex (Fig. 7.4), a layered gabbroic intrusion that occupies the core of the Galinée anticline. Rhyolite of Watson Lake Group has yielded an age identical to that of the Bell River Complex (2724 ± 2 Ma; Mortensen, 1993), indicating that the complex was emplaced shortly after the deposition of volcanic rocks. At its southern edge, the complex is in contact with sedimentary rocks of the Taibi Group (Beaudry and Gaucher, 1986). Both the Bell River Complex and its country rocks were intruded by the Lac Olga granodiorite pluton (2693 ± 3 Ma; Mortensen, 1993), small alkalic plugs, and Proterozoic northeast-trending diabase dikes.

The volcanic rocks of the volcano-sedimentary Vezza-Bruneau belt to the south of the Taibi Group were named the South Volcanic Rocks by Dussault (1990). The South Volcanic Rocks and the Taibi Group form a homoclinal stratigraphic sequence with tops to the north. The contact between the Taibi Group and the South Volcanic Rocks is marked by the Cameron deformation corridor (Fig. 7.4).

The Cameron Deformation Corridor is a major break in the Northern Volcanic Zone, representing an extensive E-W discontinuity. It has a known length of 80 km and is up to 5 km wide. The shear zone is characterized by subvertical foliation and a subhorizontal stretching lineation (Proulx, 1990). The corridor hosts numerous gold deposits, such as Vezza, Discovery and Flordin, as well as two base metals deposits, Grevet B and Langlois.


290 000 mE
300 000 mE
310 000 mE
320 000 mE
330 000 mE
5 500 000 mN
5 490 000 mN
5 480 000 mN
109
Wabasse Group
East Wind no.1 Block
Bell River Complex
East Wind no.3 Block
Taibi Group
Taibi Group
East Wind no.2 Block
Wabasse Group
Vezza Gold Deposit
Northway Gold Deposit
R-1005
Cameron Deformation Corridor
South Volcanic Rocks
Marest Pluton
Cameron Deformation Corridor
Marest Pluton
M45 Mining Resources Inc.
Geology of the East Wind Property
InnovExplo
0
5
10
kilometers
LEGEND
Felsic volcanic rock
Intermediary volcanic rock
Mafic volcanic rock
Felsic intrusive rock
Intermediary intrusive rock
Dioritic intrusive rock
Mafic intrusive rock
Ultramafic intrusive rock
Sedimentary rock
Banded iron formation
Projection: NAD83 Zone18

Figure 7.4 – Geology of the East Wind property area (Adapted from Dussault, 1990)

8.0 DEPOSIT TYPES *(Item 10)*

The exploration targets for the East Wind property are of three types: (1) Archean volcanogenic massive sulphide (VMS), (2) Archean lode gold deposit, and (3) a gabbro-hosted vanadium-bearing magnetite and/or gabbro-hosted platinum group elements deposits.

8.1 VMS deposits

VMS deposits typically occur as polymetallic massive sulphide lenses that form at or near the seafloor in submarine volcanic environments. They form from metal-enriched fluids associated with seafloor hydrothermal convection (Galley et al. 2007). Their immediate host rocks can be either volcanic or sedimentary. VMS deposits are major sources of zinc, copper, lead, silver and gold. Because of their polymetallic content, volcanogenic massive sulphide deposits continue to be one of the best deposit types for security against fluctuating metal prices.

Most VMS deposits have two components (Fig. 8.1). The first is a typically mound-shaped to tabular stratabound body mostly composed of massive (>40%) sulphides, quartz, subordinate phyllosilicates, iron oxide minerals, and altered silicate wallrock.


100 m
Black Smoker Complex
Collapsed Area
Anhydrite Cone
White Smokers
Debris Apron &
Metalliferous Sediment
Sulfide Talus
Anhydrite
Sealed Zone
Pyrite
Zn-rich Marginal Facies
Quartz
Gradational Contact
Silicified, Pyritic Stockwork
Approx. Limit Of Demagnetized Zone
Chloritized ± Hematized Basalt
Alteration Pipe

Figure 8.1 – Schematic of a classic cross-section through a VMS deposit (from Galley et al. 2007, Hannington et al. 1998).

These stratabound bodies are typically underlain by discordant to semi-concordant stockwork vein systems or "pipes", and are enveloped in distinctive alteration halos that may extend into the hanging wall strata above the VMS deposit. The most common feature among all types of volcanogenic massive sulphide deposits is that they are formed in extensional tectonic

settings, including both oceanic seafloor spreading and arc environments. VMS deposits still preserved in the geological record formed mainly in oceanic and continental nascent arcs, rifted arcs and back arc settings (Fig. 8.2; Allen et al. 2002; Franklin et al. 1998).


Failed, or incipient rift
Ocean Island
Ocean Spreading Centre
Nascent Arc
Rifted Arc
Back Arc Spreading Centre
Mature Oceanic Arc
Back Arc
Continental Arc
Back-arc Extension
Ocean crust
Lithosphere
Athenosphere
Arc assemblage
Continental crust
Siliciclastic strata
Fe-formation
Granitoid
Mafic-ultramafic intrusion
VMS deposits
Epithermal Au
Orogenic Au
Porphyry Cu-Au (+ skarns)

Figure 8.2 – Principal tectonic environments in which VMS deposits form (Galley et al. 2007)

In the idealized evolutionary stages of arc terrane formation, an extension of the principal arc assemblage is a common stage in the formation of volcanogenic massive sulphide deposits in oceanic arc settings (Galley et al. 2007). The result is calderas in which bimodal-mafic extrusive successions predominate. Examples of bimodal, mafic-dominated VMS-hosting calderas include the Archean Noranda mining camp (Gibson and Watkinson, 1990) and probably the Matagami camp as well. Bimodal mafic host rocks (Fig. 8.3) are dominated by an effusive volcanic succession and accompanying, large-scale hypabyssal intrusions (Galley et al. 2007). The spatial relationship between VMS deposits and synvolcanic intrusions suggests that the deposits were closely related to particular and coincident hydrologic, topographic and geothermal features on the ocean floor (Lydon, 1990).

Such high-temperature subseafloor environments tend to support high-temperature (>350°C) hydrothermal systems, which can form Cu, Cu-Zn and Zn-Cu-(Pb) VMS deposits with variable Au and Ag contents. Aerially extensive Fe-rich "exhalites" measuring from 1 to 5 m thick (Fig. 8.3) may mark VMS horizons (Spry et al, 2000; Peter, 2003). The formation of exhalites on a basalt-dominated substrate is commonly accompanied by silicification and/or chloritization of the underlying 200–250 m of strata (Galley et al. 2007). Example of this occurs at Matagami mining camp (Liaghat and MacLean, 1992).


BIMODAL-MAFIC
Avg: 6.3 Mt
Med:113.9 Mt
Cdn. average grade
1.7% Cu
5.1% Zn
0.6% Pb
45g/t Ag
1.4g/t Au
200 m
Lobe-hyaloclastite rhyolite
Pillowed mafic flows
Ser-chl altn
Qtz-chl altn
Chl-sulf altn
Massive mgt-po-cpy
Po-py-cpy stockwork
Sulfidic tuffite/exhalite
Massive py-sph-cpy
Massive py-po–cpy

Figure 8.3 – Graphic representation of a bimodal mafic-dominated VMS deposit (from Galley et al. 2007, Barrie and Hannington 1999). Abbreviations: ser = sericite; chl = chlorite; qtz = quartz; sulf = sulphides; mgt = magnetite; po = pyrrhotite; cpy = chalcopyrite; py = pyrite; sph = sphalerite; Mt = millions of metric tons.

The geophysical signatures associated with VMS deposits are relatively simple. Copper, lead and zinc often occur in highly conductive massive sulphide lenses. These make for ideal electromagnetic (EM) targets. Pyrrhotite and magnetite are often associated with the deposits and cause a magnetic anomaly. Many regional EM surveys have been flown in Quebec for the sole purpose of directly detecting such lenses. Since the mid-1950's, typical VMS exploration programs begin with airborne electromagnetic (AEM) surveys and subsequent ground follow-up work on generated targets. In the early years, there were four basic criteria for prioritizing AEM anomalies (Ascough, 1999): (1) the AEM anomaly should be associated with a magnetic anomaly; (2) the AEM anomaly should be highly conductive; (3) the best AEM anomalies are isolated from formational conductors; (4) the anomaly should be limited in strike length (100–1,000 m).

8.2 Lode gold deposits

Gold in the Abitibi greenstone belt occurs in a variety of geological settings and ore deposit types. Lode gold deposits (gold from bedrock sources Fig. 8.4) occur dominantly in terranes with an abundance of volcanic and clastic sedimentary rocks of low to medium metamorphic grade (Poulsen, 1996). Greenstone-hosted quartz-carbonate vein deposits are a subtype of lode-gold deposits (Poulsen et al., 2000). They correspond to structurally controlled, complex epigenetic deposits hosted in deformed metamorphosed terranes (Dubé and Gosselin, 2007).


EPITHERMAL CLAN
HOTSPRING
ADVANCED ARGILLIC
HIGH-SULPHIDATION
km
0
PALEOPLACER
LOW SULFIDATION
Rhyolite dome
sea level
HIGH-SULPHIDATION AU-RICH MASSIVE SULPHIDE
(mainly after Hannington)
ARGILLIC
1
STOCKWORK-DISSEMINATED AU
SERICITE
BRECCIA-PIPE AU
Carbonate rocks
Permeable Unit
CARLIN TYPE
PORPHYRY AU
AU MANTO
GREENSTONE VEIN CLAN
5
Dyke
AU SKARN
Stock
Vein
TURBIDITE-HOSTED VEIN
BIF-HOSTED VEIN
Wacke-shale
INTRUSION-RELATED CLAN
(mainly after Sillitoe)
Volcanic
10
QUARTZ-CARBONATE SHEAR-ZONE-HOSTED VEIN
INFERRED CRUSTAL LEVELS OF GOLD DEPOSITION
Iron formation
Shear zone
Granitoid

Figure 8.4 – Inferred crustal levels of gold deposition showing the different types of lode gold deposits and their inferred deposit clans (from Dubé et al., 2001; Poulsen et al., 2000).

Greenstone-hosted quartz-carbonate vein deposits consist of simple to complex networks of gold-bearing, laminated quartz-carbonate fault-filling veins in moderately to steeply dipping, compressional brittle-ductile shear zones and faults that are locally associated with shallow-dipping extensional veins and hydrothermal breccias. They are hosted by greenschist to locally amphibolite facies metamorphic rocks of dominantly mafic composition and formed at intermediate depths in the crust (5–10 km). They are distributed along major compressional to transtensional crustal-scale fault zones in deformed greenstone terranes of all ages, but are more abundant and significant (in terms of total gold content) in Archean terranes. Greenstone-hosted quartz-carbonate veins are thought to represent a major component of the greenstone deposit clan (Fig. 8.4; Dubé and Gosselin, 2007). They can coexist regionally

with iron formation-hosted vein and disseminated deposits, as well as with turbidite-hosted quartz-carbonate vein deposits (Fig. 8.5).


SETTING OF GREENSTONE GOLD DEPOSITS
TURBIDITE-hosted VEIN
WACKE-SHALE
GREENSTONE-hosted VEIN
HOMESTAKE TYPE SULPHIDE BODY
VOLCANIC
IRON-FORMATION
GRANITOID
SHEAR ZONE
σ_3
σ_1
BRITTLE-DUCTILE ZONE

Figure 8.5 – Schematic diagram illustrating the setting of greenstone-hosted quartz-carbonate vein deposits (from Poulsen et al., 2000)

The main gangue minerals are quartz and carbonate with variable amounts of white mica, chlorite, scheelite and tourmaline. Sulphide minerals typically account for less than 10% of the ore. The main ore minerals are native gold with pyrite, pyrrhotite and chalcopyrite, without significant vertical zoning. Arsenopyrite commonly represents the main sulphide in amphibolite facies terranes (Dubé and Gosselin, 2007).

In terms of mineral exploration for new gold deposits at the scale of a geological province or terrane, the characteristic geological parameters are common in highly fertile volcano-sedimentary belts like the Abitibi greenstone belt. These parameters are (Groves et al., 2003): (1) a reactivated crustal-scale fault along which porphyry-lamprophyre dyke swarms were focused; (2) a complex regional-scale geometry of mixed lithostratigraphic packages; and (3) evidence for multiple mineralization or remobilization events.

It is possible that a greenstone-hosted quartz-carbonate vein deposit could be discovered on the East Wind property (Figs 7.4 and 8.3). Gold deposits already exist in the Taibi Group, notably the Casa Berardi mine and the Douay, Vezza and Northway deposits (Fig. 8.6). Gold at the Vezza deposit and the Casa Berardi mine is associated with disseminated sulphides in veins or in vein walls. The veins are located near a schistose graphitic mudstone (Lacroix et al. 1990). Dykes, sills and porphyritic intrusions are present in the Vezza deposit.

At the Douay deposit (Fig. 8.6), gold-bearing mineralization occurs in pyritized and altered zones (albitized, silicified, carbonatized, hematized) associated with sedimentary rocks, altered gabbros and intrusive rocks. The deformation associated with the porphyritic and felsic intrusions, combined with the main shear zone (a graphitic fault), played a major role in forming the deposit.

The Northway deposit (Figs. 7.4 and 8.6) lies west of the East Wind no.3 Block. The deposit consists of six (6) auriferous zones. The main zone (Zone A) consists of typical arsenopyrite-pyrite-quartz mineralization within a mafic volcanic unit either along a contact between mafic volcanic and felsic pyroclastic rocks, or proximal to a felsic volcanic footwall (Needham, 1994). The mineralized zone is usually slightly discordant to stratigraphy and may include quartz-carbonate veins and infilled fractures, impregnated tectonic breccia zones, or a graphitic fault zone.

The Casa Berardi, Douay, Vezza and Northway deposits appear to sit at the same tectonostratigraphic level (Fig. 8.6). A regional-scale, graphitic discontinuous horizon and a deformation corridor are present near or at the contact between the sedimentary rocks of the Taibi Group and the South Volcanic Rocks (Cartwright domain). Several banded iron formations of the Taibi Group were identified near this contact. The Cameron deformation corridor is located south of the East Wind property (Fig. 7.4).


Matagami
E1
E2
E3
Deformation Corridor
Douay
Vezza
Northway
Casa
Berardi
Deformation Corridor
Ontario
Québec
Géant Dormant
Lebel-sur-Quévillon
Normétal
La Sarre
0
25
50
kilometers

Figure 8.6 – Distribution of gold deposits in the Taibi Group. E1 = East Wind no.1 Block; E2 = East Wind no.2 Block; and E3 = East Wind no.3 Block . (Adapted and modified from Hocq and Verpaelst, 1994)

8.3 Other deposit types

Other deposit types must be considered for the mining exploration in the Matagami area, especially in the Bell River Complex. The north part of the East Wind no.3 Block overlies the Bell River Complex (Figs 7.4 and 8.7). The Bell River Complex is a large magmatic intrusion (20 km by 65 km) located on both sides of this river in the Matagami Area (Fig. 7.4). The Bell River Complex is known for its association with zinc-copper-bearing massive sulphide deposits of Matagami mining camp. Moreover, showings of copper, nickel, vanadiferous magnetite, and titanium also occur in this intrusion (Fig. 8.7).

The discovery of the first two PGE showings in the area by SOQUEM goes back to the beginning of the 1990's (Goutier, 2005). These showings were Ebay (2.26 g/t Pt; 0.69 g/t Pd; 0.04% Cu; 0.02% Ni) and Dotcom (0.79 g/t Pt; 1.29 g/t Pd; 0.34% Cu; 0.32% Ni). In 2001, Hinterland discovered a new showing: BWest (2.00 g/t Pt; 2.87 g/t Pd; 0.44% Cu; 0.24% Ni). These showings correspond to three mineralization types, including the two so-called classic types (Goutier, 2005). The Ebay showing corresponds to the stratiform type formed by a PGE-enriched magma. Some levels, such as the extension of this showing, are worth prospecting with the hope of finding other enriched zones. The BWest showing is associated with a shear zone. This type of structure is frequently PGE-enriched like the Shear Ore of the Lac des Iles deposit. The Dotcom showing is associated with the intrusion breccia type. The geochemistry of this rock indicates that it is a distinct intrusion which can also be found outside the Complex. The north part of the East Wind no.3 Block represents a good area to discover platinum-palladium and/or nickel-copper-platinum-palladium mineralization.


32F/13
32F/14
Zinc -, copper- and silver-bearing massive sulphide lens
PGE showing
Copper and nickel showing
Vanadium and titanium showing
Bell River Complex
MATAGAMI
Rivière Bell
Ebay showing
E1
E2
E3
Dotcom showing
BWest showing
10 km
32F/12
32F/11
32F/10

Figure 8.7 – Showings in the Bell River Complex. E1 = East Wind no.1 Block; E2 = East Wind no.2 Block; and E3 = East Wind no.3 Block. (Adapted and modified from Goutier, 2005).

Vanadium economic mineralization was discovered west to the town of Matagami (Fig. 8.7) by Noranda in 1997 (Taner and Allard, 1998). Vanadium is a strategic metal and is used in the production of high-quality metal alloys, like strengthened steel, for its property as an

active grain refiner and as a strong deoxidant. It can also impart strength, hardness and wear resistance to steels. Vanadium mineralization occurs in oxide-rich horizons within the layered gabbro zones of the upper parts of the Bell-River Complex (Taner et al., 1998). Layering is sharply defined by leucocratic laminae, which constitute a thin 2 cm to 20 cm layer, by orientation of cumulate minerals, or by oxide-rich bands. These layers are concordant with the igneous layering of the upper zone of the Complex.

The continuity and the lateral extent of these horizons are well-characterized by magnetic anomalies (Taner et al., 1998). The Vanadium-rich horizons are well defined on the ground and aeromagnetic surveys by their high magnetic susceptibility; consequently, magnetic susceptibility can be an indicator of vanadium mineralization. The main oxide minerals are ilmenite and titanian magnetite. The magnetite is principal ore mineral of vanadium (Taner et al., 1998).

The north part of the East Wind no.3 Block represents a good area to discover vanadium mineralization.

9.0 MINERALIZATION *(Item 11)*

Three mineralized occurrences have been documented on the East Wind property. The mineralizations were discovered on the no.1 Block by Hecla Mining Company of Canada (Borduas, 1986), and Resources Diabex (Tremblay, 1997).

Drilled to test a weak HEM and VLF conductor, the hole 2300E-1 (Borduas, 1986; Fig. 9.1) went through 30 meters of overburden followed by a thick pile of altered felsic tuff to the end of the hole. Anomalous gold, silver, zinc and arsenic values were obtained sporadically across the hole. However, the more anomalous gold values were concentrated between 30 metres and 55 meters in the hole. Best gold value obtained was 1.34 g/t over 0.8 meter. The hole 2200E-1 was located at 100 meters east of the hole 2300E-1. The geology of the hole 2200E-1 is similar to the hole 2300E-1. Anomalous gold, silver, zinc and arsenic values were obtained across the hole. Best gold value obtained was 5.54 g/t Au over 0.8 meter. Some grain of sphalerite was observed in this intersection. This intersection has assayed 0.55% Zn.

The hole CG-96-05 (Tremblay, 1997; (Fig. 9.1)) has encountered fragmental mafic volcanics, mafic flow and conglomerates. At 89 meters, a 11-meter-wide quartz vein zone was intersected. This zone coincides with a weak Induced Polarization anomaly. The zone is comprised of two (2) different vein systems: up to 40% of quartz-ankerite-tourmaline-fuchsite veining with traces to 5% pyrite in the upper half, and up to 65% of quartz-calcite-pyrite veining with 1% to 10% of pyrite in the lower half of the zone. One medium size speck of visible gold was observed in a quartz-tourmaline-ankerite-fuchsite. This interval assayed 1.31 g/t Au over 1.0 meter. The remainder of the zone of the zone returned negligible gold values.


Wabasse Group
109
Taibi Group
Gold showing
Hole CG-96-05
1.31 g/t Au over 1.0 m
Gold showing
Hole 2300E-1
1.34 g/t Au over 0.8 m
Gold showing
Hole 2100E-1
5.54 g/t Au, 0.55% Zn over 0.8 m
Taibi Group
M45
MINING RESOURCES INC.
Gold showings on the
East Wind Property
InnovExplo
0
2.5
5
kilometers
LEGEND
Felsic volcanic rock
Intermediary volcanic rock
Mafic volcanic rock
Felsic intrusive rock
Intermediary intrusive rock
Dioritic intrusive rock
Mafic intrusive rock
Ultramafic intrusive rock
Sedimentary rock
Banded iron formation
Projection: NAD83 Zone18

Figure 9.1 – Gold showing on the no.1 Block of the East Wind property

10.0 EXPLORATION *(Item 12)*

M45 Mining Resources Inc. has not yet conducted exploration work on the East Wind property. Previous exploration works are described in the History section (Item 8).

11.0 DRILLING *(Item 13)*

M45 Mining Resources Inc. has not yet performed any diamond drilling program on the property.

12.0 SAMPLING METHOD AND APPROACH *(Item 14)*

M45 Mining Resources Inc. has not yet collected samples on the East Wind property. There are no reviews of the sampling method and approach in the historical work assessment reports. Prior to Regulation 43-101, it was generally assumed that any data provided was accurate and reproducible.

13.0 SAMPLE PREPARATION, ANALYSES AND SECURITY *(Item15)*

There are no reviews of sample preparation, assay procedures or quality control for the assays reported in the historical work assessment reports. Prior to Regulation 43-101, it was generally assumed that assays were accurate and reproducible.

14.0 DATA VERIFICATION *(Item 16)*

Bruno Turcotte and Pierre E. Gauthier, both from InnovExplo, visited the East Wind property on April 26, 2007. It was impossible to perform a detailed validation of the historical data because cores from the diamond drilling program and other samples were not available for sample checks.

15.0 ADJACENT PROPERTIES *(Item 17)*

There is no pertinent information available for the properties adjacent to the East Wind property.

16.0 MINERAL PROCESSING AND METALLURGICAL TESTING *(Item 18)*

No mineral processing and metallurgical testing has been carried out for the East Wind property.

17.0 MINERAL RESOURCE AND MINERAL RESERVE ESTIMATES *(Item 19)*

Mineral resource and reserve calculations have not been performed for the property.

18.0 OTHER RELEVANT DATA AND INFORMATION *(Item 20)*

No other relevant data and information are provided in this technical report.

19.0 INTERPRETATION AND CONCLUSIONS *(Item 21)*

The East Wind property is at an early stage of exploration and the East Wind blocks are at the grassroots stage. A review of the available data and assessment reports for the property reveal that although only one occurrence was discovered, many characteristics of the area underscore a good potential for lode-gold and volcanogenic massive sulphide (VMS) deposits.

The East Wind property is characterized by a geological setting similar to the Casa Berardi, Douay, Vezza and Northway deposits. These gold deposits are associated with a regional tectonic zone, the Cameron deformation corridor. The Cameron zone is located south of the East Wind property.

In addition, Hecla Mining Company of Canada identified some anomalous zinc rock values associated with gold showings from diamond drill holes on the East-Wind no.1 Block, which also support a potential for VMS mineralization.

Furthermore, the East property is in the central part of the Northern Volcanic Zone of the Abitibi greenstone belt and is thus spatially associated with the Cameron deformation corridor. The corridor hosts numerous gold deposits, such as Vezza, Discovery and Flordin, as well as two base metal deposits, Grevet B and Langlois.

Finally, the north part of the East Wind no.3 Block represents a good area to discover vanadium, platinum-palladium, and/or nickel-copper-platinum-palladium mineralization.

A thorough geological evaluation is needed to more accurately assess the true potential of each block. An exhaustive compilation of geological and geoscience data for the entire East Wind property will be necessary.

20.0 RECOMMENDATIONS *(Item 22)*

InnovExplo recommends a major exploration program on the East Wind property. InnovExplo declares that the character of the property is of sufficient merit to justify the proposed program.

The proposed exploration program is divided into two (2) phases. The second phase is conditional on the success and quality of targets generated during the first phase. Phase 1 is estimated at $333,500 and Phase 2 at $1,183,350, for a grand total of $1,516,850.

The recommended program is described below. Detailed budgets are presented in Tables 20.1 and 20.2.

For Phase 1 of the program, InnovExplo recommends:

- A detailed compilation of geoscience data (GIS);
- The creation of a Gemcom drill hole database for previously drilled areas (generation of cross-sections, plan views and longitudinal views if required);
- Airborne geophysical surveying, including magnetic, time-domain electromagnetic (MegaTEM, VTEM or equivalent method) components and an optional radiometric component, using real-time GPS localization and flight lines spaced at 150 m for a total of 1,500 line-km;
- Geochemistry, geophysical and geological studies, including interpretation, target generation, recommendations and reporting.

Phase 2 consists of a provision of 6,000 m of drilling for follow-up work on results generated by Phase 1.

Table 20.1 – Phase 1 exploration program

Phase 1 Exploration Program – East Wind Property			
Work Program	**Unit**	**CPU**	**Cost**
Detailed geoscience compilation work (GIS)	1	80 000 $	80 000 $
Gemcom drill hole database; cross-sections for specific areas	1	25 000 $	25 000 $
Airborne geophysical survey (MAG, EM, radiometric)	1000	140 $	140 000 $
Geochemistry, geophysical and geological studies. Interpretation, target generation, recommendations and reporting.	1	45 000 $	45 000 $
Subtotal			290 000 $
Contingencies (15%)			43 500 $
Total Phase 1			**333 500 $**

Table 20.2 – Phase 2 exploration program

Phase 2 Exploration Program – East Wind Property			
Work Program	**Unit**	**CPU**	**Cost**
Geological and logistical preparation, access, obtaining permits	1	15 000 $	15 000 $
Provision for diamond drilling (follow-up on results from Phase 1)	6000	145 $	870 000 $
Whole rock geochemical assays	300	80 $	24 000 $
Borehole geophysics (electro magnetic, InfiniTEM)	10	7 500 $	75 000 $
Geochemical, geophysical and geological studies; interpretation, target generation, recommendations and reporting.	1	45 000 $	45 000 $
Subtotal			1 029 000 $
Contingencies (15%)			154 350 $
Total Phase 2			**1 183 350 $**
TOTAL (Phase 1 + 2)			**1 516 850 $**

21.0 REFERENCES *(Item 23)*

Allen, R. L., Weihed, P., and Global VMS Research Team 2002, Global comparisons of volcanic-associated massive sulphide districts, in Blundell, D.J., Neubauer, F, and Von Quadt, A., eds., The timing and Locations of Major Ore Deposits in an Evolving Orogen: Geological Society of London Special Publication 204, p. 13-37.

Acough, G. L. 1999. Geophysical characteristics of volcanogenic massive sulphide deposits. *In* Lowe, C., Thomas, M. D., and Morris, W. A., eds., Geophysics in Mineral Exploration: Fundamentals and Case Histories: Geological Association of Canada, Short Course Notes, v. 14, p. 41-62.

Bancroft, J. A., 1912. Géologie and ressources naturelles des bassins des rivières Harricana et Nottaway. Services des mines, Québec. Rapport sur les opérations minières, 1912. p. 143-217.

Barrie, C. T., and Hannington, M. D., 1999. Introduction: Classification of VMS deposits based on host rock composition. *In* Barrie, C. T., and Hannington, M. D., eds. Volcanic-Associated Massive Sulphide Deposits: Processes and Examples in Modern and Ancient Settings. Reviews in Economic Geology, vol. 8. p. 2-10.

Beaudry, C., and Gaucher, E. 1986. Cartographie géologique dans la région de Matagami: Québec, Ministère Énergie Ressources, Québec. 147 pages. **MB-86-32**

Beaumier, M., Dion, D. J., Hock, M., Kirouac, F., Lefebvre, D., Pelletier, M., and Simard, A., 1985. Projet Harricana-Grasset, Feuille Matagami-Ile Bancroft. Ministère de l'Énergie et des Ressources, Québec. **ET-85-08**.

Béland, R., 1950. La région du lac Taïbi. Ministère des Mines, Québec. Rapport géologique 40. 1950.

Béland, R., 1953. La région de la rivière Allard. des Mines, Québec. Rapport géologique 57. 1953.

Bell, R., 1896. Commission Géologique du Canada, Rapport annuel, vol. viii, partie A. p. 85-96 (1895).

Borduas, B., 1986. Report on the summer 1986 drilling program, project north gold zone, Prospect NG-20, Abitibi Greenstone Belt, Matagami area, NW Quebec, Canada. Hecla Mining Company of Canada. 133 pages. **GM 45379**.

Chown, E. H., Daigneault, R., Mueller, W., and Mortensen, J. K. 1992. Tectonic evolution of the Northern Volcanic Zone, Abitibi Belt, Quebec. Canadian Journal of Earth Sciences, v. 29. p.2211-2225.

Cooke, D. L., and Moorehouse, W. W., 1969. Timiskaming volcanism in the Kirkland-Lake area, Ontario, Canada. Canadian Journal of Earth Sciences, v. 26. p. 1747-1763.

Dimroth, E., Imrech, L., Rocheleau, R., and Goulet N. 1982. Evolution of the south-central part of the Archean Abitibi Belt, Quebec. Part I. stratigraphy and paleogeographic model; Canadian Journal of Earth Sciences, v. 19, p. 1729-1758.

Douglas, G. V., 1936. Canton Bruneau et région environnante. Service des Mines du Québec, rapport annuel, pt.B. p. 41-65.

Dubé, B., and Gosselin, P. 2007, Greenstone-hosted quartz-carbonate vein deposits. *In* Goodfellow, W. D., ed., Mineral Deposits of Canada: A Synthesis of Major Deposit-Types, District Metallogeny, the Evolution of Geological Provinces, and Exploration Methods: Geological Association of Canada, Mineral Deposits Division, Special Publication No. 5, p. 49-73.

Dubé, B., O'Brien, S., and Dunning, G. R., 2001. Gold deposits in deformed terranes: examples of epithermal and quartz-carbonate shear-zone-related gold systems in the Newfoundland Appalachians and their implications for exploration. *In* North Atlantic Symposium, St-John's, NF, Canada. Extended abstracts volume, May 27-30, 2001. p. 31-35

Dussault, C., 1990. Géologie de la région de Vezza-Le Tardif. Ministère de l'énergie et des Ressources du Québec. 40 pages. **MB 90-43.**

Franklin, J.M., Hannigton, M. D., Jonasson, I.R., and Barrie C. T., 1998. Arc-related volcanogenic massive sulphide deposits: Proceedings of Short Course on Metallogeny of Volcanic Arcs, January 24-25, Vancouver: British Columbia Geological Survey Open-Files 1998-8, p. N1-N32.

Freeman, B. C. and Black, J. M., 1944. Région de la Rivière Opaoka. Rapport géologique 16. Ministère des mines, Québec. 1944.

Galley, A. G., Hannington, M. D., and Jonasson, I. R. 2005. Volcanogenic Massive Sulphide Deposits. *In* Goodfellow, W. D., ed., Mineral Deposits of Canada: A Synthesis of Major Deposit-Types, District Metallogeny, the Evolution of Geological Provinces, and Exploration Methods: Geological Association of Canada, Mineral Deposits Division, Special Publication No. 5, p. 141-161.

Gibson, H. L., and Watkinson, D. H., 1990. Volcanogenic massive sulphide deposits of the Noranda Cauldron and Shield Volcano, Quebec

Goodwin, A.M. and Riddler, R. 1970. The Abitibi orogenic belt; in Symposium on Basins and Geosynclines of the Canadian Shield; Geological Survey of Canada, Paper 70-40, p. 1-24.

Goutier, J., 2005. High PGE potential in the Matagami area. Mining Information Bulletin, February 2005, Québec Mines, Web site of Ressources Naturelles et Faune, http://www.mrn.gouv.qc.ca/english/mines/quebec-mines/2005-02/matagami.asp.

Groves, D. J., Goldfard, R. J., Robert, F., and Hart, C. J. R., 2003. Gold deposits in metamorphic belts: Overview of current understanding, outstanding problems, future research, and exploration significance. Economic Geology, vol. 98, p. 1-29.

Hannington, M. D., Galley, A. G., Herzig, P. M., and Patersen, S., 1998. Comparison of the TAG mound and stockwork complex with Cyprus-type massive sulphide deposits; Proceeding of the Ocean Drilling Program, Scientific Results Volume 158, College Station, TX., p. 389-415

Hocq, M., and Verpaelst, P., 1994. Géologie du Québec – Les sous-provinces de l'Abitibi et du Pontiac. Ministère des Ressources Naturelles, Québec; MM 94-01, pages 21-37.

Jensen, L. S., and Langfort, F. F., 1985. Geology and petrogenesis of the Archean Abitibi Belt in the Kirkland Lake area., Ontario. Ontario Geological Survey, Miscellaneous Paper 123.

Lacroix, S., Simard, A., Pilote, P., and Dubé, L.-M., 1990. Regional geologic elements and mineral resources of the Harricana-Turgeon belt, Abitibi of NW Quebec. *In* M. Rive, P. Verpaelst, Y. Gagnon, J.-M. Lulin, G. Riverin et A. Simard, eds. The Northwestern Quebec Polymetallic Belt. La ceinture polymétallique du Nord-Ouest québécois. *Édité par* M. Rive, P. Verpaelst, Y. Gagnon, J.-M. Lulin, G. Riverin et A. Simard. Institut canadien des mines, Volume special 43, p. 313-326.

Lacroix, S., 1989. Vers une image régionale du sillon Harricana-Turgeon. Ministère de l'Énergie et des Ressources, Québec, PRO-89-04.

Liaghat, S., and MacLean, W. H., 1992. The Key Tuffite, Matagami mining district: Origin of the tuff components and mass changes. Exploration and Mining Geology, vol. 1. p. 197-207.

Ludden, J. N., Hubert, C., and Gariépy C. 1986. The tectonic evolution of the Abitibi greenstone belt of Canada. Geological magazine, v. 123, p. 153-166.

Lydon, J.W. 1990. Volcanogenic Massive Sulphide Deposits Part 1: A. Descriptive Model; in Robert, R.G. and Sheaahan, P. A., eds., Ore Deposit Models, Geoscience Canada, Reprint Series 3, p. 145-154.

Marquis, R., and Goulet, N., 1987. Essai de corrélation stratigraphique et structurale à l'est de Val-d'Or : implication pour la prospection aurifère du secteur. Canadian Journal of Earth Sciences, v. 24, 2412-2421.

Maurice, O. d., 1950. Région de Razilly. Ministère des Mines, Québec. Rapport géologique 41, Québec. 1950.

Mortensen, J. K., 1993. U-Pb geochronology of the eastern Abitibi Subprovince. Part 1: Chibougamau – Matagami – Joutel region. Canadian Journal of Earth Sciences, vol. 30. p. 11-28.

Mueller, W., Daigneault, R., Mortensen, J.K., and Chown, E. H., 1996. Archean terranes docking: Upper crust collision tectonics, Abitibi greenstone belt, Quebec, Canada. Tectonophysics, v. 265, p. 127-150.

Mueller, W. and Donaldson, J. A. 1992. Development of sedimentary basins in the Archean Abitibi belt, Canada: an overview. Canadian Journal Earth of Sciences, v. 29, p. 2249-2265.

Mueller, , W., Rocheleau, M., and Donaldson, J. A., 1992. Archaean sedimentation controlled by tectono-magmatic processes: two examples from Abitibi greenstone belt. *In* The Archaean: terrains, processes and metallogeny. *Edited by* J. E. Glover and S. E. Ho. Geology Department (Key Centre) and University Extension. University of Western Australia. Perth. Publication 22. Pages 247-263.

Mueller, W., Chown, E. H., Sharma, K. N. M., Tait, L., and Rocheleau, M. 1989. Paleogeographic evolution of a basement-controlled Archean supracrustal sequence, Chibougamau – Caopatina. Quebec. Journal of Geology, v. 97, p 399-420.

Needham, P., 1994. 1994 Northway Diamond Drill Report Amended Northway Project. Cyprus Canada inc., 338 pages.

Norman, G. W. H., 1936. Geology and mineral deposits of the Chibougamau-Waswanipi district, Quebec, Trans. Du Can. Inst. Mining and Met., vol. 39. p. 767-781. 1936.

Peter, 2003. Ancient iron-rich metalliferous sediments (iron formations): their genesis and use in the exploration for stratiform base metal sulphide deposits with examples from Bathurst Mining Camp, in Lertz, D. R., ed., Geochemistry of Sediments and Sedimentary Rocks: Secular Evolutionary Considerations to Mineral Deposit-Forming Environments, GEOtext4.: St-John's, Geological Association of Canada, p. 145-173.

Poulsen, K. H., Robert, F., and Dubé, B., 2000. Geological classification of Canadian gold deposits: Geological Survey of Canada, Bulletin 540, 106 pages.

Poulsen, K. H., 1996. Lode Gold : *in* Geology of Canadian Mineral Deposits Types, (ed.) O. R. Eckstrand, W. D. Sinclair, and R. I. Thorpe; Geological Survey of Canada, Geology of Canada, no 8, p. 323-328.

Proulx, M., 1990. Le corridor de déformation de Cameron : une discontinuité SE aurifère et polymétallique. Ministère des Ressources Naturelles du Québec. PRO 90-04.

Pyke, D. R. 1982. Geology of the Timmins area. Ontario Geological Survey. Report 219.

Rocheleau, M., Hébert, R., St-Julien, P., Racine, M., Gaudreau, R., and Lacoste P., 1990. La ceinture de l'Abitibi à L'EST DE Val-d'Or : un secteur économiquement méconnu, affecté par la tectonique et métamorphisme grenvillien. *In* La ceinture polymétallique du Nord-Ouest québécois. *Édité par* M. Rive, P. Verpaelst, Y. Gagnon, J.-M. Lulin, G. Riverin et A. Simard. Institut canadien des mines, Volume special 43, p. 269-283.

Rocheleau, 1980. Stratigraphie et sédimentologie de l'Archéen dans la région de Rouyn, Abitibi, Québec. Ph. D. thesis. Université de Montréal, Montréal.

Sharpe, J. I. 1968. Géologie et gisements de sulfures de la région de Matagami, Comté d'Abitibi-Est, Québec. Ministère Richesse Naturelle Richesses Rapport Géologique 137. 122 pages.

Spry, P. G., Peter, J. M., and Slack, J. F., 2000. Meta-exhalites as exploration guides to ore, in Spry, P. G., Marshall, B., and Vokes, F. M., eds., Metamorphosed and metamorphogenetic ore deposits: Reviews in Economic Geology, vol 11, p. 163-301.

Taner, M. F., and Allard, M., 1998. Évaluation du potential en vanadium dans la partie sommitale du complexe de la rivière Bell. Noranda inc. Ministère des Ressources Naturelles du Québec, 57 pages. GM 56291.

Taner, M. F., Ercit, S., and Gault, R. A., 1998. Vanadium-bearing Magnetite from the Matagami and Chibougamau Mining Districts, Abitibi, Québec, Canada. Exploration of Mining Geology, vol 7, No 4, pages 299-311.

Tanton, T. L., 1919. Le bassin des rivières Harricana et Turgeon, Nord du Québec. Commission Géologique du Canada. Mémoire 109, 1919.

Tremblay, G. R., 1997. Summary report of a seven (7) diamond drill hole program (Holes CG-96-01 to CG-96-07) conducted during December 1996 and January 1997 on the Cavga Property, Galinée, Cavelier and Vezza townships for Resources Diabex. 84 pages. **GM 55557**.

22.0 SIGNATURE PAGE *(Item 24)*

TECHNICAL REPORT ON THE EAST WIND PROPERTY

(according to Regulation 43-101 and Form 43-101F1)

Prepared for

M45 Mining Resources Inc.
1212, Redpath Crescent
Suite 401
Montréal (Québec) H3G 2K1

Bruno Turcotte, M. Sc., P. Geo.
InnovExplo Inc
560-B, 3ième Avenue, Val-d'Or
Québec, Canada, J9P 1S4

Signed at Val-d'Or, October 5th, 2007

23.0 ADDITIONAL REQUIREMENTS FOR TECHNICAL REPORTS ON DEVELOPMENT PROPERTIES AND PRODUCTION PROPERTIES *(Item 25)*

Not applicable.

CERTIFICATE OF AUTHOR

I, **Bruno Turcotte**, P.Geo. (OGQ, no. 453) do hereby certify that:

1. I am a Consulting Geologist for InnovExplo Inc at *560-B 3ième avenue, Val d'Or, Québec, Canada, J9P 1S4.*

2. I graduated with a Bachelor's degree in Geology from *Université Laval* (Quebec City) in 1995. In addition, I obtained a Master's in Earth Sciences from *Université Laval* in 1999.

3. I am a member of the *Ordre des Géologues du Québec* (OGQ, no. 453) and the Canadian Institute of Mines, Harricana Section.

4. I have worked as a geologist for a total of 10 years since graduating from university. My exploration expertise was acquired with Noranda Exploration Inc, Breakwater Resources, South-Malartic Exploration, and Richmont Mines Inc. My mining expertise was acquired at the Croinor pre-production project and the Beaufor mine. I have been a consulting geologist for InnovExplo Inc since March of 2007.

5. I have read the definition of "Qualified Person" set out in Regulation 43-101 ("NI 43-101") and certify that by reason of my education, affiliation with a professional association (as defined in Regulation 43-101), and past relevant work experience, I fulfill the requirements to be a "Qualified Person" for the purposes of Regulation 43-101.

6. I am responsible for the preparation of the technical report titled "Technical report on the East Wind Property (according to Regulation 43-101 and 43-101F1)" dated October 5, 2007 (the "Technical Report"). I visited the East Wind property on April 26, 2007.

7. I have no involvement with the property that is the subject of the Technical Report.

8. I am not aware of any material fact or material change with respect to the subject matter of the Technical Report that is not reflected in the Technical Report, and of which the omission to disclose would make the Technical Report misleading.

9. I am independent of the issuer applying all of the tests in section 1.4 of Regulation 43-101.

10. I have read Regulation 43-101 respecting standards of disclosure for mineral projects and Form 43-101F1, and the Technical Report has been prepared in accordance with the regulation and the form.

11. [1] I consent to the filing of the Technical Report with any stock exchange and other regulatory authority, and to the publication by them of the Technical Report for regulatory purposes, including electronic publication in public company files on websites accessible by the public.

Dated this 5th day of October, 2007, at Val-d'Or.

Bruno Turcotte, M.Sc., P.Geo. (OGQ no 453)

GÉOLOGUE / GEOLOGIST
BRUNO TURCOTTE
453
QUÉBEC

[1] If an issuer is using this certificate to accompany a technical report that it will file only with the exchange, then the exchange recommends that this paragraph is included in the certificate.

APPENDIX I

UNITS, CONVERSION FACTOR, ABBREVIATION

Units

Units in this report are metric unless otherwise specified. Precious metal content is reported in gram of metal per metric ton (g/t Au or Ag) except otherwise stated. Tonnage figures are dry metric tons unless otherwise stated. The ounces are in Troy ounces.

Abbreviation used

°C	Degrees Celsius	oz	Troy ounces
g	Grams	oz/t	Ounces per short tons
ha	Hectares	g/t	Grams per metric tons
kg	Kilograms	ppb	Part per billion
km	Kilometres	ppm	Part per million
masl	Metres above sea level	st	Short tons
mm	Millimetres	t	Metric tons
'	Feet	$	Canadian dollars

Conversion factors for measurements

Imperial Unit	Multiplied by	Metric Unit
1 inch	25.4	mm
1 foot	0.305	m
1 acre	0.405	ha
1 ounce (troy)	31.103	g
1 pound (avdp)	0.454	kg
1 ton (short)	0.907	t
1 ounce (troy) / t (short)	34.286	g/t

APPENDIX II

DETAILED LIST OF MINING TITLES

NTS	TITLE NUMBER	MINING TITLE TYPE	STATUS	DATE OF DESIGNATION	DATE OF REGISTRATION	EXPIRY DATE	AREA (ha)	OWNERSHIP	TOWNSHIP	ROYALTIES
32F/12	CDC2046908	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.88	M45 Mining Resources Inc.	Vezza	None
32F/12	CDC2046909	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.88	M45 Mining Resources Inc.	Vezza	None
32F/12	CDC2046910	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.88	M45 Mining Resources Inc.	Vezza	None
32F/12	CDC2046911	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.88	M45 Mining Resources Inc.	Vezza	None
32F/12	CDC2046912	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.87	M45 Mining Resources Inc.	Vezza	None
32F/12	CDC2046913	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.87	M45 Mining Resources Inc.	Vezza	None
32F/12	CDC2046914	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.87	M45 Mining Resources Inc.	Vezza	None
32F/12	CDC2046915	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.87	M45 Mining Resources Inc.	Vezza	None
32F/12	CDC2046916	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.87	M45 Mining Resources Inc.	Vezza	None
32F/12	CDC2046917	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.85	M45 Mining Resources Inc.	Galinée - Noyon	None
32F/12	CDC2046918	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.85	M45 Mining Resources Inc.	Galinée - Noyon	None
32F/12	CDC2046919	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.85	M45 Mining Resources Inc.	Galinée - Noyon	None
32F/12	CDC2046920	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.85	M45 Mining Resources Inc.	Galinée - Noyon	None
32F/12	CDC2046921	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.85	M45 Mining Resources Inc.	Galinée - Noyon	None
32F/12	CDC2046922	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.84	M45 Mining Resources Inc.	Galinée	None
32F/12	CDC2046926	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.90	M45 Mining Resources Inc.	Noyon	None
32F/12	CDC2046927	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.90	M45 Mining Resources Inc.	Noyon	None
32F/12	CDC2046928	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.89	M45 Mining Resources Inc.	Noyon	None
32F/12	CDC2046929	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.89	M45 Mining Resources Inc.	Noyon	None
32F/12	CDC2046930	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.88	M45 Mining Resources Inc.	Noyon	None
32F/12	CDC2046931	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.88	M45 Mining Resources Inc.	Noyon	None
32F/12	CDC2046932	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.87	M45 Mining Resources Inc.	Noyon	None
32F/12	CDC2046933	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.87	M45 Mining Resources Inc.	Noyon	None
32F/12	CDC2046934	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.86	M45 Mining Resources Inc.	Noyon	None
32F/12	CDC2046935	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.86	M45 Mining Resources Inc.	Noyon	None
32F/12	CDC2046936	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.84	M45 Mining Resources Inc.	Galinée	None
32F/12	CDC2046937	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.84	M45 Mining Resources Inc.	Galinée	None
32F/12	CDC2046938	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.84	M45 Mining Resources Inc.	Galinée	None
32F/12	CDC2046939	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.84	M45 Mining Resources Inc.	Galinée	None
32F/12	CDC2047036	Designated cell	Active	11-Oct-06	11-Jan-07	10-Jan-09	55.89	M45 Mining Resources Inc.	Noyon	None
32F/12	CDC2047037	Designated cell	Active	11-Oct-06	11-Jan-07	10-Jan-09	55.86	M45 Mining Resources Inc.	Cavelier - Vezza	None
32F/12	CDC2047038	Designated cell	Active	11-Oct-06	11-Jan-07	10-Jan-09	55.86	M45 Mining Resources Inc.	Cavelier - Vezza	None
32F/12	CDC2047039	Designated cell	Active	11-Oct-06	11-Jan-07	10-Jan-09	55.86	M45 Mining Resources Inc.	Cavelier - Vezza	None

NTS	TITLE NUMBER	MINING TITLE TYPE	STATUS	DATE OF DESIGNATION	DATE OF REGISTRATION	EXPIRY DATE	AREA (ha)	OWNERSHIP	TOWNSHIP	ROYALTIES
32F/12	CDC2047040	Designated cell	Active	11-Oct-06	11-Jan-07	10-Jan-09	55.86	M45 Mining Resources Inc.	Cavelier - Vezza	None
32F/12	CDC2047041	Designated cell	Active	11-Oct-06	11-Jan-07	10-Jan-09	55.86	M45 Mining Resources Inc.	Cavelier - Vezza	None
32F/12	CDC2047042	Designated cell	Active	11-Oct-06	11-Jan-07	10-Jan-09	55.86	M45 Mining Resources Inc.	Cavelier - Vezza	None
32F/12	CDC2047043	Designated cell	Active	11-Oct-06	11-Jan-07	10-Jan-09	55.84	M45 Mining Resources Inc.	Cavelier	None
32F/12	CDC2047044	Designated cell	Active	11-Oct-06	11-Jan-07	10-Jan-09	55.84	M45 Mining Resources Inc.	Cavelier	None
32F/12	CDC2047045	Designated cell	Active	11-Oct-06	11-Jan-07	10-Jan-09	55.84	M45 Mining Resources Inc.	Cavelier - Galinée	None
32F/12	CDC2047046	Designated cell	Active	11-Oct-06	11-Jan-07	10-Jan-09	55.84	M45 Mining Resources Inc.	Galinée	None
32F/12	CDC2047047	Designated cell	Active	11-Oct-06	11-Jan-07	10-Jan-09	55.84	M45 Mining Resources Inc.	Galinée	None
32F/12	CDC2047048	Designated cell	Active	11-Oct-06	11-Jan-07	10-Jan-09	55.84	M45 Mining Resources Inc.	Galinée	None
32F/12	CDC2047049	Designated cell	Active	11-Oct-06	11-Jan-07	10-Jan-09	55.84	M45 Mining Resources Inc.	Galinée	None
32F/12	CDC2047050	Designated cell	Active	11-Oct-06	11-Jan-07	10-Jan-09	55.84	M45 Mining Resources Inc.	Galinée	None
32F/12	CDC2047051	Designated cell	Active	11-Oct-06	11-Jan-07	10-Jan-09	55.84	M45 Mining Resources Inc.	Galinée	None
32F/12	CDC2047052	Designated cell	Active	11-Oct-06	11-Jan-07	10-Jan-09	55.84	M45 Mining Resources Inc.	Galinée	None
32F/12	CDC2047053	Designated cell	Active	11-Oct-06	11-Jan-07	10-Jan-09	55.84	M45 Mining Resources Inc.	Galinée	None
32F/12	CDC2047054	Designated cell	Active	11-Oct-06	11-Jan-07	10-Jan-09	55.84	M45 Mining Resources Inc.	Galinée	None
32F/12	CDC2061369	Designated cell	Active	15-Dec-06	2-Mar-07	1-Mar-09	55.91	Jean-Claude Dentinger	Noyon	None
32F/12	CDC2061370	Designated cell	Active	15-Dec-06	2-Mar-07	1-Mar-09	55.91	Jean-Claude Dentinger	Noyon	None
32F/12	CDC2061371	Designated cell	Active	15-Dec-06	2-Mar-07	1-Mar-09	55.91	Jean-Claude Dentinger	Noyon	None
32F/12	CDC2061372	Designated cell	Active	15-Dec-06	2-Mar-07	1-Mar-09	55.91	Jean-Claude Dentinger	Noyon	None
32F/12	CDC2061373	Designated cell	Active	15-Dec-06	2-Mar-07	1-Mar-09	55.91	Jean-Claude Dentinger	Noyon	None
32F/12	CDC2061374	Designated cell	Active	15-Dec-06	2-Mar-07	1-Mar-09	55.91	Jean-Claude Dentinger	Le Tardif	None
32F/12	CDC2061375	Designated cell	Active	15-Dec-06	2-Mar-07	1-Mar-09	55.91	Jean-Claude Dentinger	Le Tardif	None
32F/12	CDC2061376	Designated cell	Active	15-Dec-06	2-Mar-07	1-Mar-09	55.90	Jean-Claude Dentinger	Noyon	None
32F/12	CDC2061377	Designated cell	Active	15-Dec-06	2-Mar-07	1-Mar-09	55.90	Jean-Claude Dentinger	Noyon	None
32F/12	CDC2061378	Designated cell	Active	15-Dec-06	2-Mar-07	1-Mar-09	55.90	Jean-Claude Dentinger	Le Tardif	None
32F/12	CDC2061379	Designated cell	Active	15-Dec-06	2-Mar-07	1-Mar-09	55.90	Jean-Claude Dentinger	Le Tardif	None
32F/12	CDC2061380	Designated cell	Active	15-Dec-06	2-Mar-07	1-Mar-09	55.89	Jean-Claude Dentinger	Le Tardif	None
32F/12	CDC2061381	Designated cell	Active	15-Dec-06	2-Mar-07	1-Mar-09	55.89	Jean-Claude Dentinger	Le Tardif	None
32F/12	CDC2061382	Designated cell	Active	15-Dec-06	2-Mar-07	1-Mar-09	55.88	Jean-Claude Dentinger	Le Tardif	None
32F/12	CDC2061383	Designated cell	Active	15-Dec-06	2-Mar-07	1-Mar-09	55.88	Jean-Claude Dentinger	Le Tardif	None
32F/12	CDC2061384	Designated cell	Active	15-Dec-06	2-Mar-07	1-Mar-09	55.87	Jean-Claude Dentinger	Le Tardif	None
32F/12	CDC2061385	Designated cell	Active	15-Dec-06	2-Mar-07	1-Mar-09	55.87	Jean-Claude Dentinger	Le Tardif	None
32F/12	CDC2061386	Designated cell	Active	15-Dec-06	2-Mar-07	1-Mar-09	55.86	Jean-Claude Dentinger	Le Tardif	None

NTS	TITLE NUMBER	MINING TITLE TYPE	STATUS	DATE OF DESIGNATION	DATE OF REGISTRATION	EXPIRY DATE	AREA (ha)	OWNERSHIP	TOWNSHIP	ROYALTIES
32F/12	CDC2061387	Designated cell	Active	15-Dec-06	2-Mar-07	1-Mar-09	55.86	Jean-Claude Dentinger	Le Tardif	None
32F/11	CDC2063906	Designated cell	Active	27-Dec-06	7-Mar-07	6-Mar-09	55.86	Jean-Claude Dentinger	Le Tardif	None
32F/12	CDC2063908	Designated cell	Active	27-Dec-06	7-Mar-07	6-Mar-09	55.91	Jean-Claude Dentinger	Le Tardif	None
32F/12	CDC2063910	Designated cell	Active	27-Dec-06	7-Mar-07	6-Mar-09	55.91	Jean-Claude Dentinger	Le Tardif	None
32F/12	CDC2063912	Designated cell	Active	27-Dec-06	7-Mar-07	6-Mar-09	55.90	Jean-Claude Dentinger	Le Tardif	None
32F/12	CDC2063914	Designated cell	Active	27-Dec-06	7-Mar-07	6-Mar-09	55.90	Jean-Claude Dentinger	Le Tardif	None
32F/12	CDC2063916	Designated cell	Active	27-Dec-06	7-Mar-07	6-Mar-09	55.90	Jean-Claude Dentinger	Le Tardif	None
32F/12	CDC2063918	Designated cell	Active	27-Dec-06	7-Mar-07	6-Mar-09	55.90	Jean-Claude Dentinger	Le Tardif	None
32F/12	CDC2063920	Designated cell	Active	27-Dec-06	7-Mar-07	6-Mar-09	55.89	Jean-Claude Dentinger	Le Tardif	None
32F/12	CDC2063922	Designated cell	Active	27-Dec-06	7-Mar-07	6-Mar-09	55.89	Jean-Claude Dentinger	Le Tardif	None
32F/12	CDC2063924	Designated cell	Active	27-Dec-06	7-Mar-07	6-Mar-09	55.89	Jean-Claude Dentinger	Le Tardif	None
32F/12	CDC2063926	Designated cell	Active	27-Dec-06	7-Mar-07	6-Mar-09	55.88	Jean-Claude Dentinger	Le Tardif	None
32F/12	CDC2063928	Designated cell	Active	27-Dec-06	7-Mar-07	6-Mar-09	55.88	Jean-Claude Dentinger	Le Tardif	None
32F/12	CDC2063930	Designated cell	Active	27-Dec-06	7-Mar-07	6-Mar-09	55.88	Jean-Claude Dentinger	Le Tardif	None
32F/12	CDC2063932	Designated cell	Active	27-Dec-06	7-Mar-07	6-Mar-09	55.87	Jean-Claude Dentinger	Le Tardif	None
32F/12	CDC2063934	Designated cell	Active	27-Dec-06	7-Mar-07	6-Mar-09	55.87	Jean-Claude Dentinger	Le Tardif	None
32F/12	CDC2063936	Designated cell	Active	27-Dec-06	7-Mar-07	6-Mar-09	55.87	Jean-Claude Dentinger	Le Tardif	None
32F/12	CDC2063938	Designated cell	Active	27-Dec-06	7-Mar-07	6-Mar-09	55.86	Jean-Claude Dentinger	Le Tardif	None
32F/12	CDC2063940	Designated cell	Active	27-Dec-06	7-Mar-07	6-Mar-09	55.86	Jean-Claude Dentinger	Le Tardif	None
32F/12	CDC2063942	Designated cell	Active	27-Dec-06	7-Mar-07	6-Mar-09	55.86	Jean-Claude Dentinger	Le Tardif	None
32F/12	CDC2063944	Designated cell	Active	27-Dec-06	7-Mar-07	6-Mar-09	55.85	Jean-Claude Dentinger	Le Tardif - Comporte	None
32F/12	CDC2063946	Designated cell	Active	27-Dec-06	7-Mar-07	6-Mar-09	55.84	Jean-Claude Dentinger	Comporte	None
32F/12	CDC2063948	Designated cell	Active	27-Dec-06	7-Mar-07	6-Mar-09	55.84	Jean-Claude Dentinger	Comporte	None
32F/12	CDC2063950	Designated cell	Active	27-Dec-06	7-Mar-07	6-Mar-09	55.83	Jean-Claude Dentinger	Comporte	None
32F/12	CDC2063952	Designated cell	Active	27-Dec-06	7-Mar-07	6-Mar-09	55.83	Jean-Claude Dentinger	Comporte	None
32F/12	CDC2063954	Designated cell	Active	27-Dec-06	7-Mar-07	6-Mar-09	55.82	Jean-Claude Dentinger	Comporte	None
32F/12	CDC2063956	Designated cell	Active	27-Dec-06	7-Mar-07	6-Mar-09	55.82	Jean-Claude Dentinger	Comporte	None
32F/12	CDC2063958	Designated cell	Active	27-Dec-06	7-Mar-07	6-Mar-09	55.81	Jean-Claude Dentinger	Comporte	None
32F/12	CDC2063960	Designated cell	Active	27-Dec-06	7-Mar-07	6-Mar-09	55.80	Jean-Claude Dentinger	Comporte	None
32F/11	CDC2100007	Designated cell	Active	24-Apr-07	6-Jul-07	5-Jul-09	55.82	M45 Mining Resources Inc.	Comporte	None
32F/11	CDC2100008	Designated cell	Active	24-Apr-07	6-Jul-07	5-Jul-09	55.82	M45 Mining Resources Inc.	Comporte	None
32F/11	CDC2100009	Designated cell	Active	24-Apr-07	6-Jul-07	5-Jul-09	55.82	M45 Mining Resources Inc.	Comporte	None

NTS	TITLE NUMBER	MINING TITLE TYPE	STATUS	DATE OF DESIGNATION	DATE OF REGISTRATION	EXPIRY DATE	AREA (ha)	OWNERSHIP	TOWNSHIP	ROYALTIES
32F/11	CDC2100010	Designated cell	Active	24-Apr-07	6-Jul-07	5-Jul-09	55.82	M45 Mining Resources Inc.	Comporte	None
32F/11	CDC2100011	Designated cell	Active	24-Apr-07	6-Jul-07	5-Jul-09	55.82	M45 Mining Resources Inc.	Comporte	None
32F/11	CDC2100012	Designated cell	Active	24-Apr-07	6-Jul-07	5-Jul-09	55.82	M45 Mining Resources Inc.	Comporte	None
32F/11	CDC2100013	Designated cell	Active	24-Apr-07	6-Jul-07	5-Jul-09	55.82	M45 Mining Resources Inc.	Comporte	None
32F/11	CDC2100014	Designated cell	Active	24-Apr-07	6-Jul-07	5-Jul-09	55.82	M45 Mining Resources Inc.	Comporte	None
32F/11	CDC2100015	Designated cell	Active	24-Apr-07	6-Jul-07	5-Jul-09	55.82	M45 Mining Resources Inc.	Comporte	None
32F/11	CDC2100016	Designated cell	Active	24-Apr-07	6-Jul-07	5-Jul-09	55.82	M45 Mining Resources Inc.	Comporte	None
32F/11	CDC2100017	Designated cell	Active	24-Apr-07	6-Jul-07	5-Jul-09	55.82	M45 Mining Resources Inc.	Comporte	None
32F/11	CDC2100018	Designated cell	Active	24-Apr-07	6-Jul-07	5-Jul-09	55.81	M45 Mining Resources Inc.	Comporte	None
32F/11	CDC2100019	Designated cell	Active	24-Apr-07	6-Jul-07	5-Jul-09	55.81	M45 Mining Resources Inc.	Comporte	None
32F/11	CDC2100020	Designated cell	Active	24-Apr-07	6-Jul-07	5-Jul-09	55.81	M45 Mining Resources Inc.	Comporte	None
32F/11	CDC2100021	Designated cell	Active	24-Apr-07	6-Jul-07	5-Jul-09	55.81	M45 Mining Resources Inc.	Comporte	None
32F/11	CDC2100023	Designated cell	Active	24-Apr-07	6-Jul-07	5-Jul-09	55.81	M45 Mining Resources Inc.	Comporte	None
32F/11	CDC2100025	Designated cell	Active	24-Apr-07	6-Jul-07	5-Jul-09	55.81	M45 Mining Resources Inc.	Comporte	None
32F/11	CDC2100027	Designated cell	Active	24-Apr-07	6-Jul-07	5-Jul-09	55.81	M45 Mining Resources Inc.	Comporte	None
32F/11	CDC2100029	Designated cell	Active	24-Apr-07	6-Jul-07	5-Jul-09	55.81	M45 Mining Resources Inc.	Comporte	None
32F/11	CDC2100031	Designated cell	Active	24-Apr-07	6-Jul-07	5-Jul-09	55.81	M45 Mining Resources Inc.	Comporte	None
32F/11	CDC2100033	Designated cell	Active	24-Apr-07	6-Jul-07	5-Jul-09	55.81	M45 Mining Resources Inc.	Comporte	None
32F/11	CDC2100035	Designated cell	Active	24-Apr-07	6-Jul-07	5-Jul-09	55.81	M45 Mining Resources Inc.	Comporte	None
32F/11	CDC2100037	Designated cell	Active	24-Apr-07	6-Jul-07	5-Jul-09	55.81	M45 Mining Resources Inc.	Comporte	None
32F/11	CDC2100039	Designated cell	Active	24-Apr-07	6-Jul-07	5-Jul-09	55.81	M45 Mining Resources Inc.	Comporte	None
32F/11	CDC2100041	Designated cell	Active	24-Apr-07	6-Jul-07	5-Jul-09	55.81	M45 Mining Resources Inc.	Comporte	None
32F/11	CDC2100043	Designated cell	Active	24-Apr-07	6-Jul-07	5-Jul-09	55.80	M45 Mining Resources Inc.	Comporte	None
32F/11	CDC2100045	Designated cell	Active	24-Apr-07	6-Jul-07	5-Jul-09	55.80	M45 Mining Resources Inc.	Comporte	None
32F/11	CDC2100047	Designated cell	Active	24-Apr-07	6-Jul-07	5-Jul-09	55.80	M45 Mining Resources Inc.	Comporte	None
32F/11	CDC2100049	Designated cell	Active	24-Apr-07	6-Jul-07	5-Jul-09	55.80	M45 Mining Resources Inc.	Comporte	None
32F/11	CDC2100051	Designated cell	Active	24-Apr-07	6-Jul-07	5-Jul-09	55.80	M45 Mining Resources Inc.	Comporte	None
32F/11	CDC2100053	Designated cell	Active	24-Apr-07	6-Jul-07	5-Jul-09	55.80	M45 Mining Resources Inc.	Comporte	None
32F/11	CDC2100055	Designated cell	Active	24-Apr-07	6-Jul-07	5-Jul-09	55.80	M45 Mining Resources Inc.	Comporte	None
32F/11	CDC2100057	Designated cell	Active	24-Apr-07	6-Jul-07	5-Jul-09	55.80	M45 Mining Resources Inc.	Comporte	None
32F/11	CDC2100059	Designated cell	Active	24-Apr-07	6-Jul-07	5-Jul-09	55.80	M45 Mining Resources Inc.	Comporte	None
32F/11	CDC2100061	Designated cell	Active	24-Apr-07	6-Jul-07	5-Jul-09	55.80	M45 Mining Resources Inc.	Comporte	None
32F/11	CDC2100063	Designated cell	Active	24-Apr-07	6-Jul-07	5-Jul-09	55.80	M45 Mining Resources Inc.	Comporte	None

NTS	TITLE NUMBER	MINING TITLE TYPE	STATUS	DATE OF DESIGNATION	DATE OF REGISTRATION	EXPIRY DATE	AREA (ha)	OWNERSHIP	TOWNSHIP	ROYALTIES
32F/11	CDC2100065	Designated cell	Active	24-Apr-07	6-Jul-07	5-Jul-09	55.80	M45 Mining Resources Inc.	Comporte	None
32F/11	CDC2100067	Designated cell	Active	24-Apr-07	6-Jul-07	5-Jul-09	55.80	M45 Mining Resources Inc.	Comporte	None
32F/11	CDC2100069	Designated cell	Active	24-Apr-07	6-Jul-07	5-Jul-09	55.80	M45 Mining Resources Inc.	Comporte	None
32F/11	CDC2100070	Designated cell	Active	24-Apr-07	6-Jul-07	5-Jul-09	55.80	M45 Mining Resources Inc.	Comporte	None
32F/12	CDC2046591	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.85	M45 Mining Resources Inc.	Cavelier	None
32F/12	CDC2046592	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.85	M45 Mining Resources Inc.	Cavelier	None
32F/12	CDC2046593	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.85	M45 Mining Resources Inc.	Cavelier	None
32F/12	CDC2046594	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.85	M45 Mining Resources Inc.	Cavelier	None
32F/12	CDC2046595	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.85	M45 Mining Resources Inc.	Cavelier	None
32F/12	CDC2046596	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.85	M45 Mining Resources Inc.	Cavelier	None
32F/12	CDC2046597	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.85	M45 Mining Resources Inc.	Cavelier	None
32F/12	CDC2046598	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.85	M45 Mining Resources Inc.	Cavelier	None
32F/12	CDC2046599	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.85	M45 Mining Resources Inc.	Cavelier	None
32F/12	CDC2046600	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.85	M45 Mining Resources Inc.	Cavelier	None
32F/12	CDC2046601	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.85	M45 Mining Resources Inc.	Cavelier - Galinée	None
32F/12	CDC2046602	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.83	M45 Mining Resources Inc.	Cavelier	None
32F/12	CDC2046603	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.83	M45 Mining Resources Inc.	Cavelier	None
32F/12	CDC2046604	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.83	M45 Mining Resources Inc.	Cavelier	None
32F/12	CDC2046605	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.83	M45 Mining Resources Inc.	Cavelier	None
32F/12	CDC2046606	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.83	M45 Mining Resources Inc.	Cavelier - Galinée	None
32F/12	CDC2046607	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.83	M45 Mining Resources Inc.	Galinée	None
32F/12	CDC2046608	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.83	M45 Mining Resources Inc.	Galinée	None
32F/12	CDC2046609	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.83	M45 Mining Resources Inc.	Galinée	None
32F/12	CDC2046610	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.83	M45 Mining Resources Inc.	Galinée	None
32F/12	CDC2046611	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.83	M45 Mining Resources Inc.	Galinée	None
32F/12	CDC2046612	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.82	M45 Mining Resources Inc.	Cavelier	None
32F/12	CDC2046613	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.82	M45 Mining Resources Inc.	Cavelier	None
32F/12	CDC2046614	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.82	M45 Mining Resources Inc.	Cavelier - Galinée	None
32F/12	CDC2046615	Designated cell	Active	11-Oct-06	10-Jan-07	9-Jan-09	55.82	M45 Mining Resources Inc.	Galinée	None

Note: According to Jean-Claude Dentinger, representative of M45 Mining Resources Inc., all mining titles owned by Jean-Claude Dentinger will be transferred to M45 Mining Resources Inc. without any royalties.